SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin California Tax-Free Trust's semiannual report for the period ended December 31, 1998.

A TALE OF TWO ECONOMIES
During the six months under review, the U.S. economy began to appear like a tale of two economies--a healthy and expanding domestic sector contrasted with a fragile and ailing export-oriented sector. Despite momentary dips in many economic indicators, the gross domestic product grew 3.9% in 1998, masking much of the underlying divergence. Consumer spending remained robust and the housing market regained its momentum, after ebbing slightly at the end of the summer. Consumer confidence rose in November, after tumbling in October, as retail sales bounced back, signaling that consumers remained guardedly optimistic about the economy, the stock market and their jobs. Housing starts, which fell in September, rose beyond expectations in October, registering the biggest gain in 13 months, and remained solid in November.

CONTENTS

Shareholder Letter .................        1

Special Update:
A Word About Municipal
Bond Insurance .....................        6

Fund Reports

 Franklin California Insured
 Tax-Free Income Fund ..............        8

 Franklin California
 Intermediate-Term
 Tax-Free Income Fund ..............       14

 Franklin California
 Tax-Exempt Money Fund .............       17

Municipal Bond Ratings .............       19

Financial Highlights &
Statement of Investments ...........       22

Financial Statements ...............       52

Notes to
Financial Statements ...............       57

                                  FUND CATEGORY

                                [PYRAMID CHART]

Meanwhile, exports were hit hard by the emerging market turmoil that prevailed for much of the reporting period, hampering the U.S. manufacturing sector and producing record trade deficits. The National Association of Purchasing Managers Index in December indicated that manufacturing activity slowed for the seventh straight month. Durable goods orders, for cars, appliances and other heavy machinery, fell in October, the first decrease in five months. However, orders rose more strongly than expected in November, surprising many economists.

Because of the problems in the world markets during much of the period, many financial institutions curtailed their lending, creating a "credit crunch." Beginning with the Russian debt crisis and culminating with the emergency bailout of a major hedge fund, capital worldwide became less available, adversely affecting many companies.

Taking note of these factors, the Federal Reserve Board's (the Fed's) monetary policy panel, the Federal Open Market Committee, cut the federal funds target rate three times, for a total of 0.75% since late September, to 4.75%, in an effort to stimulate growth. The Fed's moves were aimed at providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks.

The bond and stock markets reacted to the Fed's loosening of monetary policy in two opposite ways. After the 30-year U.S. Treasury bond reached a record-low yield of 4.70% on October 5, 1998, the U.S. bond market quickly lost ground, as investors became less enthusiastic about committing capital to fixed-income markets. On December 31, 1998, the yield on the 30-year Treasury bond stood at 5.09%, 0.39% higher than the yield on October 5, 1998. The stock market was a different story. After losing more than 20% of their value in the third-quarter correction, many stocks rebounded strongly. On November 23, 1998, the Dow Jones(R) Industrial Average reached an all-time high of 9374.27, with many other indices registering record highs as well. The Nasdaq Composite and S&P 500(R) Indices, two widely followed market indicators, continued to surge through December, reaching all-time highs at the end of the month.

As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 95.5% of the yield on a 30-year Treasury bond. For those investors in the 39.6% tax bracket, the taxable equivalent yield on an average municipal bond was 8.05% versus 5.09% for the Treasury bond.(1)


"As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at more than 95.5% of the yield on a 30-year Treasury bond."

1. Source: Bloomberg.

THE CALIFORNIA ECONOMY
During the six months under review, California's economy, while moderating slightly from the previous year's period, remained strong. The state's employment and personal income growth outpaced the national average. The economic recovery also enabled the state to return to a more favorable financial position and erase its accumulated deficit. However, California's reliance on trade with troubled Asian countries negatively affected its export sector, accounting for the lion's share of the economic moderation. For the first half of 1998, exports to the region were down approximately 15% from the first six months of 1997.(2)

After the recession of the early '90s, the California economy became broader and more diversified, no longer heavily dependent on national defense spending. The service sector remained the state's largest employer, accounting for 30.3% of all jobs as of October 1998, followed by trade with 22.2%. Manufacturing maintained its steady downward slide, comprising only 13.8% of jobs.(3)

On October 2, 1998, Moody's, a national credit rating agency, upgraded its credit rating on the state's general obligation bonds to Aa3 from A1. This is the first upgrade Moody's has given California in nine years and reflects the state's continuing economic recovery and recent legislation meant to improve the state's credit condition.(4)

2. Source: Fitch IBCA, State of California, October 1998.
3. Source: California Employment Development Department, California Labor Force and Industry Employment, October 1998.
4. Source: Moody's Investors Service, State of California, October 1998. This does not indicate Moody's rating of the fund.

STAYING ON COURSE
Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and preservation of capital. The outlook for the municipal bond market should remain positive, given the relatively stable U.S. economy, low inflation environment and budget surplus. Likewise, California municipalities and municipal bonds should continue to do well, owing to the state's sound economic condition.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ C B Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Trust



/s/ Thomas J. Kenny

Thomas J. Kenny
Director
Franklin Municipal Bond Department

A WORD ABOUT
MUNICIPAL BOND INSURANCE

                       [SPECIAL UPDATE CIRCULAR GRAPHIC]

Municipal bond insurers guarantee the timely payment of interest and principal on insured bond issues, providing bond investors with additional protection against the potential of the issuer's payment default. Moody's and Standard & Poor's assign the four principal municipal bond insurers -- MBIA, AMBAC, FGIC and FSA -- their highest rating, AAA, based on their ability to pay claims. This is important, as once a bond is insured it no longer carries the underlying security's rating, but the insurer's rating. On June 30, 1998, the four primary municipal bond insurers comprised more than 99% of the market, with MBIA controlling the largest share, 37.5%.

Municipal bond insurers often work with bond reinsurers to enhance their ability to generate new business. By purchasing portions of insured bond portfolios from the insurers, bond reinsurers assume a portion of the risk, freeing up the insurers' capital and enabling them to insure additional municipal bond issues. The added capital provided by the reinsurers, in turn, increases the overall size of the insured municipal bond market.

Currently, many municipal bond issuers favor the use of bond insurance. In 1998, municipal bond insurers covered 50.8% of the new-issue municipal bond market, involving 5,825 new issues valued at $144 billion. For issuers, obtaining bond insurance can often lower their borrowing costs as it often improves their credit rating, which more than makes up for the cost of the insurance. In addition, the four primary, AAA rated bond insurers presently charge issuers comparatively inexpensive insurance premiums, due to the extremely competitive environment for municipal bond insurance. Bond insurance also enables issuers to market their bonds to a larger pool of potential buyers. For example, insured municipal bond funds purchase primarily, if not exclusively, insured bonds.

Low-cost municipal bond insurance benefits investors beyond the credit protection it provides against payment default. As insured bonds appeal to a wider variety of investors, insurance can lead to improved liquidity, allowing investors to more easily buy and sell bonds.

INSURED MUNICIPAL BOND ISSUES*
As a % of muni bond market
               [BAR GRAPH]


1993                          37.0%

1994                          37.0%

1995                          43.0%

1996                          46.0%

1997                          49.0%

1998                          50.8%


*Source: The Bond Buyer, 1999.



INSURERS AS A % OF MARKET SHARE*
6/30/98
          [PIE CHART]

MBIA      -   37.5%

AMBAC     -   23.3%

FSA       -   21.3%

FGIC      -   17.0%

Other     -    0.9%

*Source: Fitch IBCA, 10/28/98.

FRANKLIN CALIFORNIA
INSURED TAX-FREE INCOME FUND


Your Fund's Goal: Franklin California Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured California municipal securities.(1, 2)

The improving national and state environments favorably affected Franklin California Insured Tax-Free Income Fund's performance over the reporting period. The value of many of the portfolio's bonds increased, as interest rates declined. Lower interest rates led to higher municipal supply as issuers took advantage of the interest-rate environment to issue new debt or refund outstanding issues. Total municipal bond issuance in 1998 was $284 billion, far outpacing the $221 billion issued in 1997.

The increase in municipal issuance combined with foreign investor interest principally in Treasury bonds caused municipal bonds to underperform Treasury securities during the reporting period. However, this also increased the bonds' yields. Where

1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency, are subject to market risk and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's securities, and the terms of the insurance as outlined in the prospectus. No representation is made as to any issuer's ability to meet its commitments.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 24 of this report.

historically municipal bonds provided taxable equivalent yields between 80% to 90% of comparable Treasury bonds, municipal bonds traded with yields at or above 100% of Treasuries at the end of the reporting period. This created substantial opportunities for California residents to purchase municipal bonds at very attractive levels. Going forward, we expect the supply to return to more moderate levels. This, as well as the potential stabilization of foreign stock markets, should lead to yields more in line with traditional levels in 1999.

The overall decline in interest rates over the past five years has created an environment in which dividend reductions and capital gains were common. In addition, the sustained low interest-rate environment did not provide many opportunities for tax loss carry forwards, which allow us to reduce future capital gains and lessen tax liabilities. Capital gains are created when bonds are called, the issuer forces us to sell the bonds, or when we sell prerefunded securities. At the end of the reporting period, such conditions existed and the fund made capital gain distributions in December.

Our treatment of prerefunded securities had positive and negative affects on the fund. To protect the fund's share value from declining, we generally sold prerefunded securities at approximately five years to their call date. This also extended call protection, as well as the fund's long-term earning potential. However, the proceeds from prerefunded bond sales had to be reinvested at current, lower interest rates, resulting in a reduced December dividend.

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund
7/1/98 - 12/31/98


                                                   DIVIDEND PER SHARE
                                              ---------------------------
MONTH                                           CLASS I         CLASS II
-------------------------------------------------------------------------

July                                           5.3 cents       4.67 cents
August                                         5.3 cents       4.71 cents
September                                      5.3 cents       4.71 cents
October                                        5.3 cents       4.72 cents
November                                       5.3 cents       4.72 cents
December                                       5.2 cents       4.62 cents
-------------------------------------------------------------------------
TOTAL                                         31.7 CENTS      28.15 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

During the reporting period, Franklin California Insured Tax-Free Income Fund purchased high-quality, long-term bonds with good call protection. The fund focused on purchasing essential service bonds, such as direct revenue utility and education bonds. Together, these two sectors represented over 30% of the fund's total long-term investments on December 31, 1998. Recent additions to the fund included bonds issued by Stanford University and the Metropolitan Water District of Southern California.

The fund's net assets grew during the reporting period, increasing from $1.77 billion on June 30, 1998, to approximately $1.87 billion on December 31, 1998. In addition, the fund's Class I share price, as measured by net asset value, increased eight cents, from $12.47 on June 30, 1998, to $12.55 on December 31, 1998. Going forward, we will continue to follow our strategy of investing for income, price stability and tax efficiency. The fund should perform well into the next reporting period, aided by stable interest rates and ample supply of new bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/98

                                          % OF TOTAL
                                           LONG-TERM
SECTOR                                   INVESTMENTS
----------------------------------------------------

Utilities                                      17.8%

Education                                      12.9%

Tax Allocation                                 12.3%

Prerefunded                                    11.5%

Certificates of Participation                  10.5%

Other Revenue                                   9.8%

Hospitals                                       8.7%

Transportation                                  5.9%

Housing                                         3.0%

Mello-Roos                                      2.7%

Special Assessment                              2.6%

General Obligation                              1.0%

Marks-Roos                                      0.7%

Health Care                                     0.3%

Sales Tax Revenue                               0.3%

FRANKLIN CALIFORNIA
INSURED TAX-FREE
INCOME FUND

CLASS I:

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS II:

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class I shares.

PERFORMANCE SUMMARY AS OF 12/31/98
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (7/1/98 - 12/31/98)

  CLASS I                                 CHANGE         12/31/98       6/30/98
-------------------------------------------------------------------------------
  Net Asset Value                         +$0.08          $12.55        $12.47

                                          DISTRIBUTIONS
                                          -------------------------------------
  Dividend Income                         $0.317
  Long-term Capital Gain                  $0.0597
  Short-term Capital Gain                 $0.0071
       TOTAL                              $0.3838

  CLASS II                                CHANGE         12/31/98       6/30/98
-------------------------------------------------------------------------------
  Net Asset Value                         +$0.07          $12.62        $12.55

                                          DISTRIBUTIONS
                                          -------------------------------------
  Dividend Income                         $0.2815
  Long-term Capital Gain                  $0.0597
  Short-term Capital Gain                 $0.0071
       TOTAL                              $0.3483


12            Past performance is not predictive of future results.

PERFORMANCE

                                                                                             INCEPTION
  CLASS I                                          1-YEAR        5-YEAR        10-YEAR        (9/3/85)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                       +6.51%        +32.27%       +110.74%      +184.31%
  Average Annual Total Return(2)                   +2.01%        +4.84%        +7.27%        +7.81%

  Distribution Rate(3)                                            4.76%
  Taxable Equivalent Distribution Rate(4)                         8.69%
  30-Day Standardized Yield(5)                                    3.80%
  Taxable Equivalent Yield(4)                                     6.94%


                                                                                            INCEPTION
  CLASS II                                                       1-YEAR        3-YEAR         (5/1/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                     +5.87%        +18.15%      +28.16%
  Average Annual Total Return(2)                                 +3.80%        +5.35%       +6.70%

  Distribution Rate(3)                                            4.35%
  Taxable Equivalent Distribution Rate(4)                         7.94%
  30-Day Standardized Yield(5)                                    3.37%
  Taxable Equivalent Yield(4)                                     6.15%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on December 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1998.

Bond prices and thus the fund's share price generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN CALIFORNIA INTERMEDIATE-
TERM TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN
Franklin California Intermediate-
Term Tax-Free Income Fund
Based on Total Long-Term Investments*
12/31/98
            [PIE CHART]

AAA                          -   26.2%

AA                           -    4.6%

A                            -   23.2%

BBB                          -   45.1%

Below Investment Grade       -    0.9%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


Your Fund's Goal: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of California municipal securities with an average weighted maturity (the time in which debt must be repaid) between three and 10 years.(1)

During the six months under review, interest rates continued to decline. However, short- and intermediate-term interest rates fell faster than long-term rates. This resulted in a steeper yield curve, a larger difference between short- and long-term rates, and meant that shorter-term bonds, such as those in which the fund typically invests, yielded less than long-term bonds.

The fund sold a number of bonds with 5% coupons in the five- to six-year maturity range, as we strove to maintain a relatively steady income level. We used the proceeds from these sales as well as new money received in the fund to invest in bonds with coupons between 5%-5 1/8% and maturities between 18 and 19 years. As a result, the average maturity of the fund's positions

1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 38 of this report.

increased from 8.8 to nine years. Significant purchases during the period included San Francisco Public Utility and Duarte Redevelopment Agency.

The fund attempted to select securities that provided the best balance between risk and return. We also considered other factors, including market and economic conditions and the issuer's credit quality. To provide tax-free income, we typically used a buy-and-hold strategy, maintaining securities to create income, rather than trading for capital gains. However, we sold some securities, when we believed doing so helped us meet our goals.

During the period, the fund's net asset value increased 16 cents, from $11.24 on June 30, 1998, to $11.40 on December 31, 1998. The fund should continue to perform well going forward. However, with short and intermediate rates at relatively low levels, the fund probably will not be able to continue paying dividends at its recent per-share level in the next six months. Future purchases will most likely be in the eight- to 10-year maturity range, so as not to exceed the stated 10-year average maturity of the fund.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin California Intermediate-Term
Tax-Free Income Fund - Class I
7/1/98 - 12/31/98

                       DIVIDEND
MONTH                  PER SHARE
--------------------------------
July                   4.4 cents

August                 4.4 cents

September              4.3 cents

October                4.3 cents

November               4.3 cents

December               4.3 cents
--------------------------------
TOTAL                 26.0 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PORTFOLIO BREAKDOWN
Franklin California Intermediate-Term
Tax-Free Income Fund
12/31/98

                                      % OF TOTAL
                                       LONG-TERM
SECTOR                               INVESTMENTS
------------------------------------------------

Certificates of Participation              22.9%

Utilities                                  16.6%

Tax Allocation                             15.0%

Special Assessment                         13.7%

Other Revenue                               8.4%

Transportation                              5.1%

Hospitals                                   4.9%

Housing                                     4.3%

Education                                   3.6%

Prerefunded                                 2.4%

Marks-Roos                                  2.0%

Special Tax Revenue                         0.9%

Mello-Roos                                  0.1%

Industrial Revenue                          0.1%

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

CLASS I:

Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of the management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.63%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge for that class.

3. Distribution rate is based on an annualization of the current 4.3 cent per share monthly dividend and the maximum offering price of $11.66 on December 31, 1998.

4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1998.

PERFORMANCE SUMMARY AS OF 12/31/98
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (7/1/98 - 12/31/98)

  CLASS I                                        CHANGE            12/31/98        6/30/98
--------------------------------------------------------------------------------------------
  Net Asset Value                                +$0.16            $11.40          $11.24

                                                 DISTRIBUTIONS
                                                 -------------------------------------------
  Dividend Income                                $0.260


PERFORMANCE

                                                                                   INCEPTION
  CLASS I                                        1-YEAR            5-YEAR          (9/21/92)
--------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                     +6.51%            +34.46%         +53.48%
  Average Annual Total Return(2)                 +4.10%            +5.62%          +6.68%

  Distribution Rate(3)                            4.43%
  Taxable Equivalent Distribution Rate(4)         8.08%
  30-Day Standardized Yield(5)                    3.78%
  Taxable Equivalent Yield(4)                     6.90%

  Bond prices and thus the fund's share price generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

16           Past performance is not predictive of future results.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND

Your Fund's Goal: Franklin California Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in California. The fund is managed to maintain a $1.00 share price.(1)

During the reporting period, Franklin California Tax-Exempt Money Fund continued to invest in high-quality, widely traded securities. Furthermore, to ensure the fund's safety and stability, we managed the fund more conservatively than SEC guidelines require, purchasing only highly rated securities for the portfolio. We did not buy derivative securities, but purchased only "plain-vanilla," short-term securities. Seeking to lower risk, we eliminated our exposure to Japanese bank guarantees several years ago because of the problems with these banks, and stayed with this philosophy throughout the period.

Worldwide economic weakness and signs of financial instability increased the risk of a U.S. economic slowdown during the six months under review, increasing the possibility that the Federal Reserve Board will further lower short-term interest rates. As


(1.) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no guarantee that the $1.00 per share price will be maintained.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 47 of this report.

What are RANs and TRANs?

RANs and TRANs are acronyms for short-term government debt instruments issued by municipal agencies that are sold in anticipation of revenues (RANs) or tax receipts and revenues (TRANs).

PERFORMANCE SUMMARY
12/31/98
------------------------------------------------

Seven-day effective yield(1)               2.90%

Seven-day annualized yield                 2.86%

Taxable equivalent yield(2)                5.22%


(1.) The seven-day effective yield assumes the compounding of daily dividends.

(2.) Taxable equivalent yield assumes the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.

"Annualized and effective yields are for the seven days ended December 31, 1998. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often brings the opposite.

"Past performance is not predictive of future results.


a result, we sought additional opportunities to extend the maturities of the fund's positions, to capture the prevailing higher rates.

The volatility of the world markets caused investors to move a large amount of assets into short-term debt instruments. In 1998, total assets of all money funds increased by more than $290.7 billion, or 27.5%, to a record $1.35 trillion. However, the domestic economy's strength left state and local municipalities with cash surpluses and less need for short-term financing, lowering overall supply. Note issuance in 1998 was only $34.5 billion, down from $42.6 billion in 1997. The largest note issues in the third quarter were $1.6 billion State of Texas TRANs and $1.7 billion State of California RANs, but each issue was $1.3 billion less than in 1997. This supply and demand imbalance put downward pressure on short-term interest rates. On, 1998, one-year notes had a yield of 2.85%, approximately 0.8% below levels seen in June 1998.

During the reporting period the fund participated in several attractive deals including California State RANs; Santa Clara County, California TRANs; Oakland, California Unified School District TRANs; and Redwood City, California Certificates of Participation Weekly Variable Rate Demand Notes and Puts.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

MUNICIPAL BOND RATINGS

MOODY'S
Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                                                                     CLASS I
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED JUNE 30,
                                                  DECEMBER 31, 1998   -------------------------------------------------------------
                                                     (UNAUDITED)         1998         1997         1996          1995        1994
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value,beginning of period ...........         $12.47          $12.22       $12.01       $11.95       $11.74       $12.30
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................            .31             .64          .66          .67          .68          .68
 Net realized and unrealized gains (losses) ...            .16             .37          .21          .06          .20         (.56)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............            .47            1.01          .87          .73          .88          .12
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.31)           (.64)        (.66)        (.67)        (.67)        (.68)
 In excess of net investment income ...........           (.01)             --           --           --           --           --
 Net realized gains ...........................           (.07)           (.12)          --           --           --           --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................           (.39)           (.76)        (.66)        (.67)        (.67)        (.68)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................        $12.55          $12.47       $12.22       $12.01       $11.95       $11.74
                                                  =================================================================================
Total return** ................................          3.78%           8.38%        7.41%        6.18%        7.80%         .67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $1,799,653      $1,717,489   $1,635,543   $1,588,631   $1,468,080   $1,450,821
Ratios to average net assets:
 Expenses .....................................           .60%*           .60%         .60%         .60%         .59%         .54%
 Net investment income ........................          4.90%*          5.11%        5.41%        5.50%        5.77%        5.53%
Portfolio turnover rate .......................          4.55%          21.66%       20.40%       14.22%       11.85%        6.98%

*   Annualized
** Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                     CLASS II
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                   YEAR ENDED JUNE 30,
                                                        DECEMBER 31, 1998   -----------------------------------------------------
                                                           (UNAUDITED)        1998          1997          1996        1995***
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $12.55         $12.29        $12.07        $11.99        $11.88
                                                        -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................            .27            .58           .59           .60           .11
 Net realized and unrealized gains ..................            .15            .37           .22           .08           .10
                                                        -------------------------------------------------------------------------
Total from investment operations ....................            .42            .95           .81           .68           .21
                                                        -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..............................           (.27)          (.57)         (.59)         (.60)         (.10)
 In excess of net investment income .................           (.01)            --            --            --            --
 Net realized gains .................................           (.07)          (.12)           --            --            --
                                                        -------------------------------------------------------------------------
Total distributions .................................           (.35)          (.69)         (.59)         (.60)         (.10)
                                                        -------------------------------------------------------------------------
Net asset value, end of period ......................         $12.62         $12.55        $12.29        $12.07        $11.99
                                                        =========================================================================
Total return** ......................................          3.38%          7.80%         6.86%         5.70%         1.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................        $69,628        $55,371       $34,899       $18,458          $507
Ratios to average net assets:
 Expenses ...........................................          1.16%*         1.16%         1.16%         1.17%         1.17%*
 Net investment income ..............................          4.34%*         4.55%         4.81%         4.96%         5.03%*
Portfolio turnover rate .............................          4.55%         21.66%        20.40%        14.22%        11.85%

*    Annualized
** Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
***  For the period May 1, 1995 (effective date) to June 30, 1995.

                       See notes to financial statements.                     23

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.0%
BONDS 98.5%
Alameda County COP,
   Medical Center Project, MBIA Insured, 5.00%, 6/01/28 ........................          $ 5,000,000          $ 4,916,550
   Municipal Custodial Receipts, Series 1, BIG Insured, 7.25%, 12/01/07 ........            2,000,000            2,182,040
   Water District Revenue, Water Systems Project, FGIC Insured, 6.00%, 6/1/20 ..            1,000,000            1,120,210
Alhambra COP, Police Facilities AD No.91-1, AMBAC Insured, 6.75%, 9/01/23 ......           10,730,000           11,649,668
Anaheim PFA Revenue, Local Agency, CFD, Refunding, Series A, MBIA Insured,5.75%,
   9/01/14 .....................................................................            3,790,000            4,118,555
Arcadia GO, USD, Series B, FGIC Insured, 5.875%, 7/01/20 .......................            1,985,000            2,169,148
Arcata Joint Powers Financing Authority,
   Tax Allocation Revenue, Community Development Project Loan, Series A, AMBAC
   Insured, 6.00%, 8/01/23 .....................................................            5,690,000            6,230,379
   Wastewater Revenue, FSA Insured, 5.80%, 12/01/22 ............................            1,080,000            1,185,656
Barstow RDA, Tax Allocation, Central Redevelopment Project, Series A, MBIA
   Insured, 6.25%, 9/01/22 .....................................................            2,000,000            2,216,660
Bay Area Government Association,
 Redevelopment Agency, Tax Allocation Revenue, Pool A2, FSA Insured, 6.60%,
   12/15/24 ....................................................................           10,775,000           12,211,092
Water & Wastewater Revenue, Pooled Financing Program,
 Series B, FSA Insured, 5.00%, 10/01/18 ........................................            1,380,000            1,383,547
Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ............            1,500,000            1,631,595
Benicia COP, Water System Project, Refunding, AMBAC Insured, 6.125%, 11/01/17 ..            2,995,000            3,210,640
Benicia USD, Series A, AMBAC Insured, 6.85%, 8/01/16 ...........................            5,900,000            6,481,740
Blythe Financing Authority, Lease Revenue, City Hall and County Courthouse
   Project, MBIA Insured, 5.50%, 9/01/27 .......................................            3,500,000            3,693,270
Brea PFA Revenue, Tax Allocation, Redevelopment Project, Series A, MBIA Insured,
   7.00%, 8/01/15 ..............................................................            1,520,000            1,665,145
   6.75%, 8/01/22 ..............................................................            1,550,000            1,685,827
   7.00%, 8/01/23 ..............................................................           12,085,000           13,217,123
Buellton USD,  Series A, MBIA Insured, 6.375%, 7/01/17 .........................            2,155,000            2,352,355
Burbank PCR, Wastewater Treatment, Series A, FGIC Insured, 5.50%, 6/01/25 ......            3,000,000            3,147,900
Burbank RDA, Tax Allocation, City Center Redevelopment Project, Refunding,
   Series A, FSA Insured, 5.50%, 12/01/23 ......................................            2,000,000            2,083,720
Burbank Waste Disposal Revenue, Series B, AMBAC Insured, 6.00%, 5/01/22 ........              665,000              692,052
Calaveras County Water District Revenue COP, Water and Sewer System Improvement
   Project, Refunding, AMBAC Insured, 6.00%, 5/01/16 ...........................            3,950,000            4,336,903
Calexico CRDA Revenue, Tax Allocation, Merged Central Business and Residential,
   Refunding, FSA Insured, 5.85%, 8/01/15 ......................................            1,795,000            1,930,271
Calexico USD, CFD No 1, Special Tax, Refunding, AMBAC Insured, 5.60%, 9/01/17 ..            2,930,000            3,156,460
California Educational Facilities Authority Revenue,
   Loyola Marymount, MBIA Insured, 5.75%, 10/01/24 .............................            2,000,000            2,134,420
   Point Loma Nazarene University, Refunding, MBIA Insured, 5.00%, 10/01/21 ....           11,000,000           10,984,270
   Pooled Facilities Program, MBIA Insured, 7.00%, 3/01/16 .....................            1,000,000            1,054,720
   Pooled Facilities Program, MBIA Insured, Pre-Refunded, 7.625%, 11/01/12 .....              335,000              339,640
   Santa Clara University, Refunding, MBIA Insured, 5.75%, 9/01/21 .............            3,350,000            3,636,425
   Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...................           12,000,000           12,135,480
California Health Facilities Financing Authority Revenue,
   Adventist Health Systems West, Series A, MBIA Insured, 7.00%, 3/01/13 .......            3,000,000            3,249,810
   Adventist Health Systems West, Series B, MBIA Insured, 6.75%, 3/01/14 .......            5,065,000            5,451,004
   Catholic Health Facilities, Series A, Refunding, MBIA Insured, 6.00%, 7/01/17            5,000,000            5,570,900
   Catholic Healthcare West, Series A, 5.00%, 7/01/28 ..........................           25,000,000           24,031,250
   The Help Group, CHFCLP Insured, 5.40%, 8/01/22 ..............................            5,000,000            5,108,900

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California Health Facilities Financing Authority Revenue,(cont.)
   Kaiser Permanente, Series A, 5.40%, 5/01/28 .................................          $15,400,000          $15,650,404
   (b)Kaiser Permanente, Series B, 5.00%, 10/01/18 .............................            5,000,000            4,889,200
   (b)Kaiser Permanente, Series B, 5.00%, 10/01/20 .............................            5,000,000            4,863,950
   Marin General Hospital, Series A, FSA Insured, 7.00%, 8/01/15 ...............            4,000,000            4,264,680
   Northern California Presbyterian, 5.40%, 7/01/28 ............................            5,000,000            5,033,150
   San Diego Hospital Association, MBIA Insured, 6.625%, 5/01/19 ...............           11,110,000           11,347,976
   San Diego Hospital Association, Refunding, Series A, MBIA Insured, 6.20%,
     8/01/20 ...................................................................            4,850,000            5,238,437
   San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/12 ......            2,425,000            2,644,535
   San Fernando Health Facility, Series A, CHFCLP Insured, 5.25%, 6/01/23 ......            2,760,000            2,774,104
   Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 ..........            3,500,000            3,851,505
   Sharp Temecula Hospital, MBIA Insured, 7.05%, 8/01/21 .......................            3,000,000            3,276,960
   Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ........................           10,000,000           9,814,900
California HFA Revenue,
   Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 .......................            5,250,000            5,555,025
   Home Mortgage, Series J, MBIA Insured, 5.45%, 8/01/16 .......................            5,000,000            5,090,050
   Series A, MBIA Insured, 7.15%, 8/01/11 ......................................            1,315,000            1,394,663
   Series A, MBIA Insured, 7.20%, 2/01/26 ......................................            3,450,000            3,644,339
   Series B, MBIA Insured, 6.80%, 8/01/11 ......................................            1,815,000            1,932,666
   Series B, MBIA Insured, 8.625%, 8/01/15 .....................................              245,000              252,524
   Series K, AMBAC Insured, 6.25%, 8/01/27 .....................................            5,895,000            6,238,973
California HFA, SFM Purchase, Series B-3, Class I, FHA Insured, 5.30%, 8/01/18 .            3,000,000            3,029,910
California Public Capital Improvement Financing Authority Revenue, Pooled
   Projects, Series B, BIG Insured, 8.10%, 3/01/18 .............................            9,050,000            9,225,027
California Public School District, Financing Authority Lease Revenue, Southern
   Kern USD, Refunding, Series B, FSA Insured, 5.90%, 9/01/26 ..................            1,850,000            2,105,001
California State Department of Water Resources, Central Valley Project, Water
   System Revenue, Refunding,
   Series L, MBIA Insured, 5.50%, 12/01/23 .....................................            5,000,000            5,169,400
   Series Q, MBIA Insured, 5.375%, 12/01/27 ....................................           18,500,000           19,064,805
California State GO,
   5.125%, 10/01/27 ............................................................            3,000,000            3,021,480
   AMBAC Insured, 6.30%, 9/01/06 ...............................................            9,000,000           10,339,740
   FGIC Insured, 6.00%, 5/01/20 ................................................            2,990,000            3,345,182
   FGIC Insured, 6.00%, 5/01/20 ................................................              510,000              558,935
   MBIA Insured, 6.00%, 8/01/16 ................................................              210,000              231,592
   MBIA Insured, 6.00%, 10/01/21 ...............................................               65,000               69,997
California State HFA Revenue, Home Mortgage, Series L, MBIA Insured, 6.40%,
   8/01/27 .....................................................................            8,375,000            8,929,593
California State Local Government Finance Authority Revenue, Marin Valley Mobile
   Country Club Park Acquisition, Senior Series A, FSA Insured, 5.80%,
   10/01/20 ....................................................................            4,275,000            4,688,008
California State University and Colleges, Student Union Revenue,
   Bakersfield, Series A, MBIA Insured, 6.30%, 11/01/22 ........................            1,310,000            1,429,380
   San Bernardino, Series B, MBIA Insured, 6.30%, 2/01/22 ......................            2,375,000            2,596,991
California State University,
   Fresno, Auxiliary Residence Student Project Revenue, MBIA Insured,
   6.25%, 2/01/17 ..............................................................            1,500,000            1,664,640
   Housing System Revenue, Series AX, FGIC Insured, 5.20%, 11/01/30 ............            3,590,000            3,636,562

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California Statewide CDA Revenue, COP, John Muir/Mt. Diablo Health System,
   MBIA Insured,
   5.125%, 8/15/22 ..............................................................         $  5,000,000          $ 5,018,000
   5.25%, 8/15/27 ...............................................................            8,410,000            8,560,203
California Statewide CDA,COP,
   Kaiser Permanente, 5.30%, 12/01/15 ...........................................           10,000,000           10,294,900
   MBIA Insured, 5.00%, 4/01/18 .................................................            6,000,000            5,984,820
Cambria Community Services District Revenue,
   COP, Wastewater Treatment System Upgrade, MBIA Insured, 6.90%, 11/01/24 ......            1,000,000            1,154,870
   Water and Wastewater, Refunding, Series A, MBIA Insured, 6.00%, 5/01/15 ......            1,330,000            1,469,504
Campbell COP, Civic Center Project, Refunding, MBIA Insured, 5.25%, 10/01/28 ....            1,600,000            1,635,456
Campbell Union School District, Series C, FGIC Insured,
   5.65%, 8/01/17 ...............................................................            1,000,000            1,093,150
   5.75%, 6/01/22 ...............................................................            1,000,000            1,095,690
Carpinteria Sanitary District, Capital Facilities Revenue, FGIC Insured, 6.25%,
   7/01/14 ......................................................................            2,485,000            2,728,232
Central Coast Water Authority Revenue, State Water Project Regional Facilities,
   AMBAC Insured, Pre-Refunded, 6.50%, 10/01/14 .................................            2,500,000            2,790,250
   AMBAC Insured, Pre-Refunded, 6.60%, 10/01/22 .................................            4,650,000            5,205,954
   Refunding, Series A, AMBAC Insured, 5.00%, 10/01/22 ..........................            3,000,000            2,975,070
Central School District, San Bernardino County, AMBAC Insured, 5.60%, 5/01/16 ...            3,035,000            3,225,719
Cerritos PFA Revenue, Los Coyotes Redevelopment Project Loan, Series A, AMBAC
   Insured, 5.75%, 11/01/22 .....................................................            5,000,000            5,330,450
Chico PFA Revenue, Southeast Chico Redevelopment Project, Series A, FGIC
   Insured, 6.625%, 4/01/21 .....................................................              815,000              857,225
Chino Basin Regional Financing Authority Revenue, Municipal Water District,
   Sewer System Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ...............            2,000,000            2,202,480
Chino COP, RDA, Water System Improvement Project, Refunding, AMBAC Insured,
   6.20%, 9/01/18 ...............................................................            3,590,000            3,927,137
Chino RDA, Tax Allocation, Central City Redevelopment Project, Series A,
   Refunding, AMBAC Insured, 5.00%,
   9/01/18 ......................................................................            3,350,000            3,358,576
   9/01/22 ......................................................................            2,380,000            2,360,270
Chula Visa Elementary School District COP, MBIA Insured, 6.60%, 8/01/16 .........            2,940,000            3,033,639
Chula Vista PFA, Local Agency Revenue, Series 1995-A, FSA Insured, 6.125%,
   9/02/14 ......................................................................            3,875,000            4,375,108
Clovis PFA, Refuse Disposal Revenue, Landfill Improvement Project, AMBAC
   Insured, 5.00%, 9/01/18 ......................................................            1,000,000            1,002,480
Coachella Valley Recreation and Park District, 1915 Act, Reassessment District
   No 94-1, Refunding, MBIA Insured, 6.20%, 9/02/16 .............................            1,500,000            1,664,415
Colton Joint USD, CFD,Special Tax, Southridge Village, Phase III, Refunding,
   FSA Insured, 5.90%, 9/01/14 .................................................               325,000              325,835
Colton PFA Revenue, Escrow Term, Tax Allocation, Series A, MBIA Insured, 5.30%,
   8/01/27 .....................................................................             4,175,000            4,291,274
Contra Costa County COP,
   Buildings Acquisition Project, AMBAC Insured, 6.70%, 2/01/21 ................             1,250,000            1,278,125
   Public Facilities Corp, BIG Insured, 7.80%, 6/01/08 .........................             1,000,000            1,036,570
Contra Costa Mosquito Abatement District, COP, Public Improvements Project,
   Refunding, FSA Insured, 6.25%, 2/01/06 ......................................             1,885,000            1,973,180
Contra Costa Water District Revenue, Series G, MBIA Insured, 5.50%, 10/01/19 ...             3,000,000            3,138,090
Culver City USD, MBIA Insured, 5.125%, 8/01/37 .................................             7,500,000            7,557,600
Cupertino Union School District, Series B, FGIC Insured, 5.60%, 8/01/21 ........            16,250,000           17,180,638
Davis Joint USD No. 1, CFD, Special Tax, Refunding, MBIA Insured, 5.50%, 8/15/21 .           7,000,000            7,326,760
Delano USD, Series A, FSA Insured, 6.10%, 5/01/17 ..............................             1,105,000            1,204,627
Dinuba GO, RDA Tax Allocation, Redevelopment Project No. 2, Refunding, Series
   A, MBIA Insured, 5.40%, 9/01/27 .............................................             3,190,000            3,286,210
Dublin-San Ramon Services District COP, AMBAC Insured, 7.00%, 12/01/20 .........             4,155,000            4,514,200

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
East Bay MUD,
   Wastewater Treatment System Revenue, AMBAC Insured, Pre-Refunded, 7.20%,
   6/01/20 ......................................................................          $ 2,000,000          $ 2,144,180
   Water System Revenue, MBIA Insured, Pre-Refunded, 7.50%, 6/01/18 .............            5,000,000            5,380,850
   Water System Revenue, Refunding, FGIC Insured, 6.00%, 6/01/20 ................            6,900,000            7,436,889
   Water System Revenue, Subordinate Lien, Refunding, FGIC Insured, 5.00%,
   6/01/26 ......................................................................            6,860,000            6,799,015
East Bay Regional Park District, Series D, 5.00%, 9/01/19 .......................            1,000,000              998,660
East Side Union High School District, Santa Clara County, Series D, FGIC
   Insured, 5.75%, 9/01/17 ......................................................            1,200,000            1,291,476
Eastern Municipal Water and Sewer District Revenue, COP, Refunding, Series A,
   FGIC Insured, 6.30%, 7/01/20 .................................................            1,400,000            1,487,136
El Cerrito RDA, Tax Allocation, Redevelopment Project, Refunding, Series A,
   FSA Insured, 6.80%, 7/01/19 ..................................................            5,960,000            6,373,624
El Dorado County Public Agency Financing Authority Revenue, FGIC Insured, 5.50%,
   2/15/16 ......................................................................            2,250,000            2,388,870
   2/15/21 ......................................................................            3,500,000            3,670,975
Emeryville PFA Lease Revenue, Civic Center Financing Project, Series A, AMBAC
   Insured, 5.00%, 5/01/28 ......................................................            1,000,000              990,810
Emeryville PFA Revenue, Shellmound Park Redevelopment & Housing Project, Series
   B, MBIA Insured, 5.00%, 9/01/19 ..............................................            5,500,000            5,492,630
Fairfield PFA Revenue, Municipal Park, ID No 1, FGIC Insured, 6.30%, 7/01/23 ....            4,750,000            5,242,290
Farmersville USD, Series A, AMBAC Insured, 5.70%, 7/01/18 .......................            1,265,000            1,347,288
Fillmore USD, Series A, FGIC Insured, 5.60%, 7/01/22 ............................            5,645,000            6,071,480
Folsom PFA Revenue, Refunding, AMBAC Insured, 6.00%,
   10/01/08......................................................................            2,000,000            2,180,660
   10/01/12 .....................................................................            1,000,000            1,086,680
   10/01/19 .....................................................................            3,400,000            3,657,720
Folsom Special Tax, CFD No 4, Refunding, MBIA Insured, 5.00%, 8/01/18 ...........            1,740,000            1,744,489
Fontana RDA, Tax Allocation, Southwest Industrial Park Project, Refunding, FGIC
   Insured, 6.125%, 9/01/25 .....................................................            5,850,000            6,536,205
Fresno COP, City Hall Refinancing Project, AMBAC Insured, 6.25%, 8/01/19 ........            1,000,000            1,049,840
Fresno USD GO, Series B, FSA Insured,
   5.875%, 8/01/20 ..............................................................            1,405,000            1,526,195
   ETM, 5.875%, 8/01/20 .........................................................            2,595,000            2,863,349
Fruitvale School District, Series B, MBIA Insured, 6.00%, 8/01/20 ...............            1,780,000            1,913,963
Glendale USD GO, Series A, FGIC Insured, 5.375%, 9/01/22 ........................            2,400,000            2,487,528
Glendale Hospital Revenue, Adventist Health, Refunding, Series A, MBIA Insured,
   6.75%, 3/01/13 ...............................................................            1,000,000            1,075,990
Glendale RDA, Tax Allocation, Central Glendale Redevelopment Project, Refunding,
   AMBAC Insured, 6.00%, 12/01/20 ...............................................            9,775,000           10,624,545
Glendale USD GO, Series B, FSA Insured, 5.125%, 9/01/23 .........................            2,600,000            2,619,994
Hawthorne CDA, Tax Allocation, Project Area No. 2, Refunding, MBIA Insured,
   5.00%,
   9/01/18 ......................................................................            2,265,000            2,270,798
   9/01/24 ......................................................................            3,590,000            3,559,018
Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 ..........            1,250,000            1,372,613
Hercules COP, Capital Improvement Projects, Refunding, AMBAC Insured, 6.00%,
   6/01/15 ......................................................................            1,000,000            1,092,480
Hesperia Water District COP, Water Facilities Improvement Projects, Refunding,
   FGIC Insured, 7.15%, 6/01/26 .................................................            3,425,000            3,768,904
Imperial Irrigation District COP,
   Electric System Project, MBIA Insured, 6.00%, 11/01/15 .......................           13,375,000           15,074,829
   Water Systems Project, AMBAC Insured, 5.75%, 7/01/16 .........................            5,050,000            5,480,260
Indian Wells GO, RDA Revenue, Tax Allocation, Consolidated Whitewater,
   Refunding, MBIA Insured, 5.375%, 12/01/22 ....................................            1,300,000            1,336,504

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Kern County High School District, FSA Insured, ETM,6.625%,
   8/01/14 .....................................................................          $ 1,535,000          $ 1,860,527
   8/01/15 .....................................................................            1,400,000            1,700,510
La Mirada RDA, Industrial Commercial Redevelopment Project, Series A, MBIA
   Insured, 6.60%, 8/15/21 .....................................................            3,080,000            3,262,182
La Quinta RDA, Tax Allocation, Housing Redevelopment Project Areas No. 1 & 2,
   MBIA Insured, 6.00%, 9/01/25 ................................................            6,650,000            7,344,859
Lake Arrowhead Community Services District COP, Refunding, FGIC Insured,
   6.125%, 6/01/05 .............................................................            7,600,000            8,318,048
   6.50%, 6/01/15 ..............................................................           14,000,000           15,295,560
Lake Elsinore PFA Revenue, Tax Allocation, Lake Elsinore Redevelopment Projects,
   FGIC Insured,
   Series A, 6.25%, 2/01/19 ....................................................            1,255,000            1,305,187
   Series C, 6.625%, 2/01/17 ...................................................           12,840,000           13,439,243
Lakewood PFA, Water Revenue, FGIC Insured, 5.70%, 4/01/16 ......................            2,485,000            2,651,147
Lakewood RDA, Tax Allocation, Redevelopment Project No. 1, Refunding, Series A,
   FSA Insured, 6.50%, 9/01/17 .................................................            3,000,000            3,291,330
Lancaster RDA, Tax Allocation, Lancaster Redevelopment Project No. 5, Refunding,
   MBIA Insured, 6.85%, 2/01/19 ................................................           11,245,000           12,063,524
Lemoore RDA, Tax Allocation, Redevelopment Project, Refunding, AMBAC Insured,
   5.20%, 8/01/16 ..............................................................            1,910,000            1,955,172
   5.00%, 8/01/25 ..............................................................            3,905,000            3,870,831
Lincoln USD, CFD No. 1, AMBAC Insured, Pre-Refunded, 6.90%, 9/01/21 ............            2,425,000            2,676,230
Lodi COP,
   1996 Public Improvement Financing Project, MBIA Insured, 5.90%, 10/01/16 ....            3,605,000            3,979,956
   Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 ......            8,800,000           10,260,800
Loma Linda Hospital Revenue, Loma Linda University Medical Center Project,
   Series B, Refunding, AMBAC Insured, 7.00%, 12/01/15 .........................            1,910,000            2,003,017
Long Beach Harbor Revenue,
   5.125%, 5/15/18 .............................................................            3,625,000            3,643,524
   MBIA Insured, 5.375%, 5/15/20 ...............................................           10,000,000           10,198,200
   MBIA Insured, 5.25%, 5/15/25 ................................................           18,370,000           18,579,234
Los Angeles County Capital Assets Leasing Corp, Leasehold Revenue, Refunding,
   AMBAC Insured, 6.00%, 12/01/16 ..............................................            3,000,000            3,236,640
Los Angeles County COP, San Pedro Peninsula Hospital Project, Refunding, AMBAC
   Insured, 6.25%, 5/01/15 .....................................................            5,825,000            6,203,683
Los Angeles County Transport Commission Sales Tax, Series B, FGIC Insured,
   6.50%, 7/01/13 ..............................................................            2,740,000            2,961,776
   Pre-Refunded, 6.50%, 7/01/15 ................................................            5,025,000            5,421,724
Los Angeles Department of Water and Power,
   Electric Plant Revenue, FGIC Insured, 6.125%, 1/15/33 .......................           17,215,000           18,535,218
   Electric Plant Revenue, MBIA Insured, 6.00%, 8/15/32 ........................            2,000,000            2,141,160
   Electric Plant Revenue, Refunding, FGIC Insured, 6.00%, 2/01/28 .............            3,500,000            3,722,355
   Waterworks Revenue, Second Issue, FGIC Insured, 6.40%, 11/01/31 .............            6,875,000            7,500,900
Los Angeles Harbor Department Revenue, Series B,
   AMBAC Insured, 6.60%, 8/01/14 ...............................................            3,790,000            4,177,755
   AMBAC Insured, 6.60%, 8/01/15 ...............................................            2,000,000            2,198,300
   MBIA Insured, 6.20%, 8/01/25 ................................................            2,500,000            2,774,250
Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22             2,000,000            2,233,560
Los Angeles Wastewater System Revenue,
   Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 ..........................           12,100,000           12,906,707
   Series B, AMBAC Insured, 6.00%, 6/01/22 .....................................            3,250,000            3,481,400

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Lucia Mar GO USD, Series A, FGIC Insured, 5.40%, 8/01/22 ......................           $ 5,290,000          $ 5,492,713
Lynwood PFA Revenue, Series A, AMBAC Insured, 5.75%, 9/01/18 ..................             4,000,000            4,265,600
Manteca Financing Authority, Tax Allocation Revenue, MBIA Insured, 5.10%,
   10/01/26 ...................................................................             1,750,000            1,752,923
Menlo Park CDA, Tax Allocation, Las Pulgas Community Development Project,
   Refunding, AMBAC Insured, 5.375%, 6/01/22 ..................................            11,675,000           12,017,311
Mesa Construction Water District COP, Water Project, FGIC Insured, 6.40%,
   3/15/18 ....................................................................             5,600,000            6,159,440
Metropolitan Water District Revenue, Southern California Waterworks,
   Series A, 5.00%, 7/01/26 ...................................................            23,990,000           23,777,449
   Series A, MBIA Insured, 5.50%, 7/01/25 .....................................             8,750,000            9,185,225
   Series A, MBIA Insured, 5.00%, 7/01/30 .....................................             6,625,000            6,552,390
   Series C, MBIA Insured, 5.00%, 7/01/27 .....................................             5,030,000            4,984,680
Modesto Health Facilities Revenue, Memorial Hospital Association,
   Refunding, Series A, MBIA Insured, 6.00%, 6/01/18 ..........................             5,565,000            6,011,814
   Series 1991, MBIA Insured, 6.875%, 6/01/21 .................................             1,500,000            1,641,405
Modesto Irrigation District COP, Refunding and Capital Improvement Projects,
   Series A, MBIA Insured, 6.00%, 10/01/21 ....................................             3,000,000            3,131,670
Modesto Irrigation District, Financing Authority Revenue, Domestic Water
   Project, AMBAC Insured, Series C, 5.75%, 9/01/22 ...........................             2,500,000            2,799,425
Modesto PFA Lease Revenue, Capital Improvements and Refinancing Projects, AMBAC
   Insured, 5.125%, 9/01/33 ...................................................             4,000,000            4,030,760
Modesto Wastewater Treatment Facility Revenue, MBIA Insured, 5.75%, 11/01/22 ..            14,375,000           15,624,906
Montclair RDA, Tax Allocation, Redevelopment Project, Area No. 3, Refunding,
   AMBAC Insured,
   5.40%, 12/01/17 ............................................................             4,380,000            4,587,612
   5.50%, 12/01/27 ............................................................             8,870,000            9,377,808
Montebello Community RDA, Tax Allocation,
   Housing, Series A, FSA Insured, 5.45%, 9/01/19 .............................             1,100,000            1,146,882
   Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%,
   3/01/19 ....................................................................             2,460,000            2,594,710
Montebello USD, COP, Series B, MBIA Insured, 7.25%, 6/01/10 ...................               720,000              770,537
Monterey County COP, Sheriff's Facility Project, Refunding, FSA Insured, 5.25%,
   12/01/17 ...................................................................             3,215,000            3,285,730
Moreno Valley PFA, Lease Revenue, AMBAC Insured, 5.50%, 11/01/22 ..............             1,285,000            1,356,793
Moulton Niguel Water District, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/16 ....             1,420,000            1,515,467
Mount Diablo USD, CFD No. 1, Special Tax,
   AMBAC Insured, 6.25%, 8/01/14 ..............................................               500,000              543,645
   FSA Insured, 6.00%, 8/01/24 ................................................             1,000,000            1,103,600
   Refunding, AMBAC Insured, 5.75%, 8/01/15 ...................................             1,000,000            1,082,530
   Refunding, AMBAC Insured, 5.75%, 8/01/16 ...................................             2,270,000            2,449,784
   Refunding, AMBAC Insured, 5.375%, 8/01/19 ..................................             7,290,000            7,514,240
Mountain View COP, Improvement Financing Authority Revenue, City Hall/Community
   Theatre, MBIA Insured, 6.50%, 8/01/16 ......................................             1,500,000            1,615,455
Mountain View School District, CFD, Special Tax, Refunding, Series A, FSA
   Insured, 7.25%, 10/01/11 ...................................................             2,535,000            2,663,246
Murrieta Water PFA, Special Tax Revenue, Senior Lien, Refunding, Series A, FSA
   Insured,
   5.60%, 10/01/15 ............................................................             1,235,000            1,329,947
   5.70%, 10/01/21 ............................................................             2,630,000            2,816,388
National City Joint Powers Authority, Lease Revenue, National City Police
   Facilities Project, AMBAC Insured, 6.75%, 10/01/17 .........................             2,000,000            2,181,300
Natomas GO USD, Refunding, FGIC Insured, 5.20%, 9/01/19 .......................             5,000,000            5,096,050
Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA
   Insured, 5.50%, 1/01/17 ....................................................             4,600,000            4,883,038

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
North City West School Facilities, Financing Authority, Special Tax, Refunding,
   Series B,FSA Insured,
   5.75%, 9/01/15 ..............................................................          $ 1,260,000          $ 1,377,999
   6.00%, 9/01/19 ..............................................................            2,500,000            2,779,350
Northern California Power Agency, Public Power, AMBAC Insured, Pre-Refunded,
   7.50%, 7/01/23 ..............................................................            3,200,000            4,227,840
Northern California Power Agency Revenue,
   Multiple Capital Facilities, Series A, MBIA Insured, 6.50%, 8/01/12 .........            2,160,000            2,402,179
   Multiple Capital Facilities, Series A, MBIA Insured, 6.50%, 8/01/12 .........            2,840,000            3,145,272
   Public Power Hydroelectric Project No. 1, Refunding, Series A, MBIA Insured,
     5.50%, 7/01/23 ............................................................            4,000,000            4,091,440
Northern California Transmission Revenue, California/Oregon Transmission
   Project, Series A, MBIA Insured,
   6.25%, 5/01/10 ..............................................................            2,500,000            2,722,625
   6.50%, 5/01/16 ..............................................................            4,000,000            4,376,520
   6.00%, 5/01/24 ..............................................................           18,335,000           19,299,971
   Pre-Refunded, 7.00%, 5/01/10 ................................................            4,000,000            4,249,440
Norwalk Community Facilities Financing Authority, Lease Revenue, MBIA Insured,
   6.90%, 2/01/21 ..............................................................            5,810,000            6,106,542
Oceanside Community COP,
   Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 ...............            1,000,000            1,090,690
   Community Development, Public Parking Project, FSA Insured, Pre-Refunded,
   7.875%, 4/01/19 .............................................................            3,940,000            4,749,749
   Corporation Yard Project, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/21 .......            4,715,000            5,368,782
Oceanside COP, Waste Reuse Association Finance Project, Series A, AMBAC
   Insured, 6.50%, 10/01/17 ....................................................            5,000,000            5,580,500
Ontario Redevelopment Financing Authority Revenue, Ontario Redevelopment Project
   No. 1, MBIA Insured, ETM, 5.80%, 8/01/23 ....................................           10,000,000           10,741,700
Orange County CFD No. 8, Special Tax, Rancho Santa Margarita, Series A, FSA
   Insured, 7.30%, 8/15/09 .....................................................            5,000,000            5,210,100
Orange County COP, Juvenile Justice Center Facilities, AMBAC Insured,
   6.375%, 6/01/11 .............................................................            4,770,000            5,221,433
   6.00%, 6/01/17 ..............................................................            5,000,000            5,357,650
Orange County Financing Authority Revenue, Tax Allocation, Refunding, Series A,
   MBIA Insured, 6.50%, 9/01/22 ................................................            3,500,000            3,778,180
Oroville PFA, Tax Allocation Revenue, Oroville Redevelopment Project No. 1,
   AMBAC Insured,
   5.90%, 9/15/21 ..............................................................            1,245,000            1,360,872
   6.10%, 9/15/23 ..............................................................            2,890,000            3,209,750
Oxnard Financing Authority, Solid Waste Revenue, AMBAC Insured, 6.00%, 5/01/16 .            5,000,000            5,495,300
Oxnard Public Facilities Corp. COP, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/06             2,835,000            2,917,640
Oxnard Union High School District, Series B, FSA Insured, 5.875%, 8/01/27 ......            3,615,000            3,964,028
Pajaro Valley USD,COP, School Facilities Bridge Funding Program, FSA Insured,
   5.75%, 9/01/17 ..............................................................            1,250,000            1,371,275
Palm Desert Financing Authority, Tax Allocation Revenue, Project Area No. 2,
   Series A, MBIA Insured,
   5.95%, 8/01/24 ..............................................................            2,490,000            2,718,532
   5.85%, 8/01/25 ..............................................................            1,380,000            1,498,915
Palm Springs Financing Authority Regional Airport Revenue, FSA Insured, 5.25%,
   1/01/28 .....................................................................            1,700,000            1,724,089
   Passenger Facility Charge, FSA Insured, 5.25%, 1/01/22 ......................            1,200,000            1,217,004
Palm Springs USD,
   Series C, MBIA Insured, 6.125%, 2/01/20 .....................................              500,000              543,500
   Series D, FGIC Insured, 5.90%, 2/01/21 ......................................            1,000,000            1,082,070
Paramount USD, COP, Master Lease Program, FSA Insured, 6.30%, 9/01/26 ..........            4,750,000            5,342,278
Parlier USD, Series B, AMBAC Insured, 6.00%, 6/01/16 ...........................            1,130,000            1,262,549
Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 8/01/13 ..............            1,000,000            1,065,280
Pico Rivera PFA Revenue, Water Enterprise Project, Refunding, Series A, FGIC
   Insured, 6.00%, 12/01/17 ....................................................            8,000,000            8,628,000
Pinole RDA, Tax Allocation, Pinole Vista Redevelopment Project, Series A, MBIA
   Insured, 6.125%, 8/01/17 ....................................................            1,000,000            1,079,660

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                            AMOUNT                VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Placer County COP,
   Administrative and Emergency Services, MBIA Insured, 5.65%, 6/01/24 .........          $ 4,000,000          $ 4,268,920
   Juvenile Detention Facility, Refunding, MBIA Insured, 5.00%, 7/01/21 ........            2,290,000            2,271,657
   MBIA Insured, Jail Kitchen Project, 6.90%, 10/01/21 .........................            3,745,000            4,387,754
Placer County Water Agency Revenue COP, FSA Insured, 5.90%, 7/01/25 ............            2,350,000            2,550,479
Pleasant Hill RDA, Tax Allocation, Pleasant Hill Commons Project, Refunding,
   FSA Insured, 6.90%, 7/01/21 .................................................            5,500,000            5,976,300
Pleasant Valley School District, Ventura County COP, Tierra Linda School,
   Refunding, MBIA Insured, 5.70%, 8/01/18 .....................................            1,400,000            1,414,532
Pleasanton GO USD, Series A, MBIA Insured, 5.50%, 8/01/21 ......................            1,000,000            1,045,880
Pomona PFA Revenue, Southwest Pomona Redevelopment Project, Refunding, Series
   W, MBIA Insured, 5.00%, 2/01/30 .............................................            7,885,000            7,750,324
Port Hueneme RDA, Tax Allocation, Central Community Redevelopment Project,
   Refunding, AMBAC Insured, 5.50%, 5/01/23 ....................................            2,000,000            2,072,080
Porterville COP,
   Sewer System and Improvement Project, Refunding, AMBAC Insured, 6.30%,
     10/01/18 ..................................................................            4,935,000            5,375,794
   Sewer System Project, Refunding, AMBAC Insured, 63.0%, 10/01/18 .............            6,075,000            6,617,619
   Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%, 10/01/23 ....            5,000,000            5,110,800
Redding Electric System Revenue, COP, Refunding, Series A, FGIC Insured, 5.50%,
   6/01/11 .....................................................................            5,000,000            5,335,600
Redding Joint Powers Financing Authority, Lease Revenue, Civic Center Project,
   Series A, MBIA Insured,
   5.75%, 3/01/19 ..............................................................            3,090,000            3,343,874
   5.25%, 3/01/26 ..............................................................            2,075,000            2,115,649
Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment, Series C, FSA
   Insured, 6.00%, 9/01/22 .....................................................            2,120,000            2,297,677
Redlands USD, Series B, FSA insured, 6.25%, 6/01/19 ............................            2,115,000            2,341,580
Redwood City PFA, Local Agency Revenue, Series A, AMBAC Insured,
   6.50%, 7/15/11 ..............................................................            1,270,000            1,375,537
   Pre-Refunded, 6.50%, 7/15/11 ................................................            1,475,000            1,606,187
Riverside County COP, Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 ......            3,000,000            3,307,770
Riverside County PFA, Lease Revenue, AMBAC Insured, 5.375%, 10/01/22 ...........            1,590,000            1,641,611
Riverside RDA,
   Lease Revenue, Series A, AMBAC Insured, 6.375%, 10/01/23 ....................           12,540,000           14,025,363
   Lease Revenue, Series A, AMBAC Insured, 6.50%, 10/01/24 .....................            2,000,000            2,249,480
   Tax Allocation, Merged Redevelopment Project, Series A, MBIA Insured, 5.625%,
     8/01/23 ...................................................................            2,200,000            2,289,870
Romona Municipal Water District COP, Refunding, AMBAC Insured, 7.20%, 10/01/10 .            3,000,000            3,234,750
Rubidoux Community Services District COP, Water System Improvement Project,
   AMBAC Insured, 6.20%, 12/01/14 ..............................................            2,510,000            2,784,343
Sacramento Area Flood Control Agency,
   Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 .............................            1,000,000            1,098,250
   Capital AD No. 2, FGIC Insured, 5.375%, 10/01/25 ............................            3,675,000            3,776,504
   Operation & Maintenance, FGIC Insured, 5.80%, 11/01/16 ......................            1,475,000            1,619,919
   Operation & Maintenance, FGIC Insured, 5.90%, 11/01/25 ......................            2,690,000            2,949,397
Sacramento County Airport System PFC and Subordinated Revenue, Refunding, FGIC
   Insured, Series B, 5.00%, 7/01/26 ...........................................            1,500,000            1,491,120
Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%,
   7/01/17 .....................................................................            5,920,000            6,555,926
Sacramento County COP, Public Facilities Project, MBIA Insured, 5.375%, 2/01/19             1,350,000            1,397,183
Sacramento MUD, Electric Revenue,
   Series E, MBIA Insured, 5.75%, 5/15/22 ......................................            4,250,000            4,531,350
   Series I, MBIA Insured, 6.00%, 1/01/24 ......................................            4,000,000            4,342,480
   Series J, AMBAC Insured, 5.50%, 8/15/21 .....................................            8,485,000            8,950,827

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Sacramento RDA, Tax Allocation,
   Merged Downtown Redevelopment Project, Series A, MBIA Insured, 6.50%, 11/01/13 ......................  $ 1,835,000  $ 1,972,331
   Series A, MBIA Insured, 6.50%, 11/01/13 .............................................................      165,000      176,194
Saddleback Community College District COP, 1996 Capital Improvement Financing Project, MBIA Insured,
 5.50%, 6/01/15 ........................................................................................    3,200,000    3,415,168
Saddleback Valley USD, PFA, Special Tax Revenue, Refunding, Series A, FSA Insured, 5.65%, 9/01/17 ......    3,500,000    3,728,795
Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1, Refunding, FSA Insured,
 5.25%, 9/01/28 ........................................................................................    5,000,000    5,110,200
Salinas RDA, Tax Allocation, Central City Revitalization Project, Series A, FSA Insured, 5.50%, 11/01/23    2,000,000    2,111,660
San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured, 5.25%, 10/01/25 ....    7,000,000    7,155,120
San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding, MBIA Insured,
 6.40%, 3/01/25 ........................................................................................    5,680,000    5,965,193
San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation,
   Northwest Redevelopment Project, Refunding, Series E, MBIA Insured, Pre-Refunded, 7.375%, 1/01/15 ...    1,965,000    2,082,094
   Refunding, Series A, FSA Insured, 5.75%, 10/01/25 ...................................................    1,950,000    2,103,641
   Southeast Industrial Park, Refunding, Series F, MBIA Insured, Pre-Refunded, 7.375%, 3/01/14 .........    3,515,000    3,747,342
   State College Project No.4, Refunding, AMBAC Insured, Pre-Refunded, 7.20%, 9/01/08 ..................    4,265,000    4,466,223
San Bernardino Municipal Water and Sewer Department, COP, FGIC Insured, 6.25%, 2/01/17 .................    5,750,000    6,144,738
San Bernardino RDA, Capital Appreciation, Series B, AMBAC Insured, 7.70%, 1/10/09 ......................    2,382,000    4,752,948
San Buenaventura COP, Water Project, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/20 ......................    2,000,000    2,178,240
San Buenaventura Public Facilities Financing Authority, Lease Revenue, Refunding, FSA Insured,
 5.75%, 6/01/14 ........................................................................................    2,250,000    2,462,423
San Carlos RDA, Tax Allocation, San Carlos Redevelopment Project, Refunding, Series A, MBIA Insured,
 5.50%, 9/01/26 ........................................................................................    1,785,000    1,876,285
San Diego Community College District COP,
   Financing Project, Refunding, MBIA Insured, 5.00%, 12/01/21 .........................................    3,135,000    3,109,512
   MBIA Insured, Series 1991, 6.50%, 12/01/12 ..........................................................    2,000,000    2,181,120
San Diego IDR, San Diego Gas & Electric, Custodial Receipts, Series A, AMBAC Insured, 6.40%, 9/01/18 ...    1,650,000    1,803,516
San Diego Mortgage Revenue, University Canyon North, Refunding, Series A, MBIA Insured,
   5.125%, 7/01/03 .....................................................................................      180,000      185,555
   5.75%, 7/01/25 ......................................................................................    3,105,000    3,222,183
San Dieguito Public Facilities Authority Revenue, Series A, AMBAC Insured, 5.00%,
   8/01/23 .............................................................................................    5,000,000    4,957,900
   8/01/30 .............................................................................................   10,000,000    9,874,500
San Francisco BART District, Sales Tax Revenue, FGIC Insured,
   6.60%, 7/01/12 ......................................................................................    2,580,000    2,812,922
   5.50%, 7/01/15 ......................................................................................    2,000,000    2,118,100
   5.50%, 7/01/20 ......................................................................................    5,440,000    5,684,038
San Francisco City and County Airports Commission, International Airport Revenue,
   Issue 5, Second Series, FGIC Insured, 6.50%, 5/01/24 ................................................    6,900,000    7,696,467
   Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 ...............................................    3,500,000    3,835,125
   Issue 9B, Second Series, FGIC Insured, 6.00%, 5/01/25 ...............................................    6,400,000    7,176,960
   Issue 11, Second Series, FGIC Insured, 6.00%, 5/01/11 ...............................................    2,105,000    2,319,584
   Issue 15A, Second Series, FSA Insured, 5.00%, 5/01/28 ...............................................   10,000,000    9,833,000
   Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 ...............................................   10,000,000    9,830,600
San Francisco City and County RDA, MFHR, 1045 Mission Apartments, Series C, GNMA Insured,
 5.35%, 12/20/40 .......................................................................................    7,715,000    7,741,848

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                                   PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                                    AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
San Francisco City and County Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/11 .........................  $ 2,000,000
San Gabriel USD, COP, School Facilities Development Program, Series A, FSA Insured, 6.00%, 9/01/15 .............    1,000,000
San Jacinto USD, COP, Refunding Project, AMBAC Insured, 6.50%, 10/01/23 ........................................    3,000,000
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Refunding, Series A, MBIA Insured,
   5.375%, 1/15/29 .............................................................................................    8,500,000
   5.25%, 1/15/30 ..............................................................................................    5,000,000
San Jose Financing Authority Revenue, Convention Project, Series C, FSA Insured, 6.40%, 9/01/17 ................    8,740,000
San Jose-Santa Clara Water Financing Authority, Sewer Revenue, Series A, FGIC Insured, 5.375%, 11/15/20 ........    1,500,000
San Luis Water Districts Revenue COP, Refunding & Capital Improvement Project, AMBAC Insured,
 5.50%, 11/01/16 ...............................................................................................    1,260,000
San Marcos Public Facilities Authority Revenue, Tax Allocation, Refunding, Series A, FSA Insured, 5.50%, 8/01/23   10,495,000
San Mateo County Joint Powers Financing Authority, Lease Revenue, San Mateo County Health Care Center,
 Series A, FSA Insured, 5.75%, 7/15/22 .........................................................................    2,750,000
San Mateo Foster City School District,
   FGIC Insured, 5.00%, 8/01/23 ................................................................................    1,000,000
   FGIC Insured, 5.00%, 8/01/28 ................................................................................    4,330,000
   MBIA Insured, 5.00%, 8/01/27 ................................................................................    2,330,000
San Ramon COP,
   Capital Improvement Project, Refunding, AMBAC Insured, 7.05%, 3/01/21 .......................................   12,070,000
   Central Park Expansion Project, FSA Insured, Pre-Refunded, 7.20%, 2/01/25 ...................................    5,110,000
Sanger PFA Revenue, Utility System Financing, Series A, AMBAC Insured, 5.70%, 1/01/22 ..........................    5,935,000
Sanger USD, Series A, FSA Insured, 5.60%, 8/01/14 ..............................................................    1,000,000
Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC Insured, 6.125%, 6/01/16 .................    3,250,000
Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 .....................................    1,000,000
Santa Ana HMR, Series A, FGIC Insured, 8.875%, 6/01/17 .........................................................        5,000
Santa Barbara COP,
   Municipal Improvement Program, Refunding, AMBAC Insured, 6.15%, 8/01/17 .....................................    3,575,000
   Water Systems Improvement Project, Refunding, AMBAC Insured, 6.70%, 4/01/27 .................................    6,500,000
Santa Clara County COP,
   Board of Education Partners, Administration Building Project, Series A, MBIA Insured, 6.00%, 4/01/25 ........    1,555,000
   Capital Project I, Refunding, AMBAC Insured, 6.25%, 10/01/16 ................................................    4,500,000
Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured, 5.00%, 11/15/17 ......   10,000,000
Santa Clara Electric Revenue, Series A, MBIA Insured, 6.50%, 7/01/21 ...........................................    1,350,000
Santa Clara RDA, Tax Allocation, Bayshore North Project, Refunding, AMBAC Insured, 7.50%, 6/01/08 ..............      900,000
Santa Clara USD, FGIC Insured, 5.00%, 8/01/22 ..................................................................    8,920,000
Santa Cruz County COP, Sub-Joint Wastewater Treatment Project, AMBAC Insured, 6.20%, 9/01/19 ...................      475,000
Santa Fe Springs PFA, Water Revenue, Series A, MBIA Insured, 5.90%,
   5/01/21 .....................................................................................................      900,000
   5/01/26 .....................................................................................................    1,190,000
Santa Fe Springs RDA Consolidated, Tax Allocation, Series A, MBIA Insured, 6.40%, 9/01/22 ......................    4,255,000
Santa Fe Springs RDA Revenue, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 8/01/14 ............................    2,750,000
Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding, Series B, MBIA Insured,
 5.75%, 8/01/20 ................................................................................................   39,500,000
Santa Monica Community College District, Series B, AMBAC Insured, 5.75%, 7/01/20 ...............................    2,495,000
Santa Rita USD, Series B, FSA Insured, 5.20%, 8/01/37 ..........................................................    1,940,000

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
San Francisco City and County Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/11 .........................   $ 2,180,660
San Gabriel USD, COP, School Facilities Development Program, Series A, FSA Insured, 6.00%, 9/01/15 .............     1,108,770
San Jacinto USD, COP, Refunding Project, AMBAC Insured, 6.50%, 10/01/23 ........................................     3,295,080
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Refunding, Series A, MBIA Insured,
   5.375%, 1/15/29 .............................................................................................     8,796,225
   5.25%, 1/15/30 ..............................................................................................     5,105,450
San Jose Financing Authority Revenue, Convention Project, Series C, FSA Insured, 6.40%, 9/01/17 ................     9,426,702
San Jose-Santa Clara Water Financing Authority, Sewer Revenue, Series A, FGIC Insured, 5.375%, 11/15/20 ........     1,541,925
San Luis Water Districts Revenue COP, Refunding & Capital Improvement Project, AMBAC Insured,
 5.50%, 11/01/16 ...............................................................................................     1,342,555
San Marcos Public Facilities Authority Revenue, Tax Allocation, Refunding, Series A, FSA Insured, 5.50%, 8/01/23    10,886,359
San Mateo County Joint Powers Financing Authority, Lease Revenue, San Mateo County Health Care Center,
 Series A, FSA Insured, 5.75%, 7/15/22 .........................................................................     2,941,318
San Mateo Foster City School District,
   FGIC Insured, 5.00%, 8/01/23 ................................................................................       991,580
   FGIC Insured, 5.00%, 8/01/28 ................................................................................     4,290,207
   MBIA Insured, 5.00%, 8/01/27 ................................................................................     2,308,914
San Ramon COP,
   Capital Improvement Project, Refunding, AMBAC Insured, 7.05%, 3/01/21 .......................................    13,061,188
   Central Park Expansion Project, FSA Insured, Pre-Refunded, 7.20%, 2/01/25 ...................................     6,057,394
Sanger PFA Revenue, Utility System Financing, Series A, AMBAC Insured, 5.70%, 1/01/22 ..........................     6,352,409
Sanger USD, Series A, FSA Insured, 5.60%, 8/01/14 ..............................................................     1,068,980
Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC Insured, 6.125%, 6/01/16 .................     3,544,840
Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 .....................................     1,089,020
Santa Ana HMR, Series A, FGIC Insured, 8.875%, 6/01/17 .........................................................         5,352
Santa Barbara COP,
   Municipal Improvement Program, Refunding, AMBAC Insured, 6.15%, 8/01/17 .....................................     3,856,710
   Water Systems Improvement Project, Refunding, AMBAC Insured, 6.70%, 4/01/27 .................................     7,124,910
Santa Clara County COP,
   Board of Education Partners, Administration Building Project, Series A, MBIA Insured, 6.00%, 4/01/25 ........     1,680,349
   Capital Project I, Refunding, AMBAC Insured, 6.25%, 10/01/16 ................................................     4,806,945
Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured, 5.00%, 11/15/17 ......    10,066,100
Santa Clara Electric Revenue, Series A, MBIA Insured, 6.50%, 7/01/21 ...........................................     1,468,692
Santa Clara RDA, Tax Allocation, Bayshore North Project, Refunding, AMBAC Insured, 7.50%, 6/01/08 ..............       918,720
Santa Clara USD, FGIC Insured, 5.00%, 8/01/22 ..................................................................     8,846,499
Santa Cruz County COP, Sub-Joint Wastewater Treatment Project, AMBAC Insured, 6.20%, 9/01/19 ...................       522,495
Santa Fe Springs PFA, Water Revenue, Series A, MBIA Insured, 5.90%,
   5/01/21 .....................................................................................................       986,031
   5/01/26 .....................................................................................................     1,303,752
Santa Fe Springs RDA Consolidated, Tax Allocation, Series A, MBIA Insured, 6.40%, 9/01/22 ......................     4,667,650
Santa Fe Springs RDA Revenue, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 8/01/14 ............................     2,870,285
Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding, Series B, MBIA Insured,
 5.75%, 8/01/20 ................................................................................................    42,160,325
Santa Monica Community College District, Series B, AMBAC Insured, 5.75%, 7/01/20 ...............................     2,687,090
Santa Rita USD, Series B, FSA Insured, 5.20%, 8/01/37 ..........................................................     1,960,098

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                                  PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                                   AMOUNT
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Santa Rosa High School District,
   FGIC Insured, 5.90%, 5/01/16 ...............................................................................  $ 1,000,000
   FGIC Insured, 5.50%, 5/01/20 ...............................................................................    4,450,000
   Refunding, FSA Insured, 5.75%, 5/01/18 .....................................................................    1,050,000
Santa Rosa Wastewater Service Facilities District, Refunding & Improvement, AMBAC Insured, 6.00%, 7/02/15 .....    2,000,000
Santa Rosa Water Revenue, Series A, FGIC Insured, Pre-Refunded, 7.00%, 9/01/16 ................................    2,500,000
Scotts Valley GO, USD, Series B, FGIC Insured,
   5.40%, 8/01/22 .............................................................................................    4,005,000
   5.50%, 8/01/27 .............................................................................................    6,720,000
Sebastopol GO, CDA, Tax Allocation, Community Development Project, Refunding, MBIA Insured,
 5.25%, 12/01/21 ..............................................................................................    2,250,000
Selma PFA Revenue, Series A, MBIA Insured,
   5.80%, 9/15/11 .............................................................................................      145,000
   5.80%, 9/15/12 .............................................................................................      125,000
   5.875%, 9/15/22 ............................................................................................    2,400,000
Sequoia Union High School District,
   FGIC Insured, 5.25%, 7/01/27 ...............................................................................    4,340,000
   FSA Insured, 5.70%, 7/01/24 ................................................................................    4,885,000
Simi Valley PFA Revenue, Refunding, MBIA Insured, 5.75%, 9/01/23 ..............................................    5,000,000
Soledad RDA, Tax Allocation, Soledad Redevelopment Project, Refunding, Series A, MBIA Insured,
 5.35%, 12/01/28 ..............................................................................................    2,000,000
Sonoma CDA, COP, Sonoma Creek Senior Housing Project, Refunding, AMBAC Insured, 6.75%, 2/01/13 ................    1,325,000
Sonoma Valley USD, FSA Insured, 6.00%, 7/15/21 ................................................................    2,400,000
South Coast Air Quality Management District Revenue, Building Corp., Refunding, MBIA Insured,
 5.50%, 8/01/14 ...............................................................................................    9,700,000
South Gate PFA, Tax Allocation Revenue, South Gate Redevelopment Project No.1, AMBAC Insured,
 5.875%, 9/01/24 ..............................................................................................    5,000,000
South Orange County PFA, Special Tax Revenue, Senior Lien, Refunding, Series A, MBIA Insured,
   6.20%, 9/01/13 .............................................................................................   13,500,000
   6.00%, 9/01/18 .............................................................................................    3,250,000
Southern California Public Power Authority Revenue, Southern Transmission Project, Subordinated Lien,
 MBIA Insured, 5.50%, 7/01/20 .................................................................................    3,820,000
Stockton COP, Wastewater System Project, Refunding,
   AMBAC Insured, 5.75%, 9/01/23 ..............................................................................    6,500,000
   Series A, MBIA Insured, 5.00%, 9/01/23 .....................................................................    7,500,000
Stockton Port District, Port Facilities Revenue, Refunding & Improvement, Series B, FSA Insured, 5.90%, 7/01/12    4,155,000
Suisun City RDA, Tax Allocation, Suisin City Redevelopment Project, Refunding, MBIA Insured, 5.625%, 10/01/13 .    4,260,000
Sulphur Springs USD, COP, Series 1991, AMBAC Insured, 7.20%, 2/01/21 ..........................................      800,000
Sunnyvale COP, Parking Facility, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/22 ..........................    1,250,000
Sunnyvale RDA, Tax Allocation, Central Core Project, Refunding, AMBAC Insured, 6.50%, 10/01/22 ................    2,785,000
Susanville PFA Revenue, Series A, AMBAC Insured, 6.30%, 9/01/17 ...............................................    4,000,000
Tahoe-Truckee Joint USD,
   Series A, FGIC Insured, 6.00%, 9/01/17 .....................................................................    5,000,000
   Series B, FGIC Insured, 5.95%, 9/01/20 .....................................................................    3,620,000
Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured, 6.75%, 11/01/20 ...................................    2,000,000
Thousand Oaks RDA, Tax Allocation, Thousand Oaks Blvd. Redevelopment, Refunding, MBIA Insured,
 5.375%, 12/01/25 .............................................................................................    2,390,000
Tracy CFD, Special Tax, Refunding, Senior Series A, FSA Insured, 5.70%, 9/01/20 ...............................    5,480,000

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                                  VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Santa Rosa High School District,
   FGIC Insured, 5.90%, 5/01/16 ...............................................................................   $ 1,095,750
   FGIC Insured, 5.50%, 5/01/20 ...............................................................................     4,683,091
   Refunding, FSA Insured, 5.75%, 5/01/18 .....................................................................     1,128,498
Santa Rosa Wastewater Service Facilities District, Refunding & Improvement, AMBAC Insured, 6.00%, 7/02/15 .....     2,301,020
Santa Rosa Water Revenue, Series A, FGIC Insured, Pre-Refunded, 7.00%, 9/01/16 ................................     2,613,900
Scotts Valley GO, USD, Series B, FGIC Insured,
   5.40%, 8/01/22 .............................................................................................     4,154,947
   5.50%, 8/01/27 .............................................................................................     7,008,691
Sebastopol GO, CDA, Tax Allocation, Community Development Project, Refunding, MBIA Insured,
 5.25%, 12/01/21 ..............................................................................................     2,300,513
Selma PFA Revenue, Series A, MBIA Insured,
   5.80%, 9/15/11 .............................................................................................       148,032
   5.80%, 9/15/12 .............................................................................................       127,468
   5.875%, 9/15/22 ............................................................................................     2,446,632
Sequoia Union High School District,
   FGIC Insured, 5.25%, 7/01/27 ...............................................................................     4,427,711
   FSA Insured, 5.70%, 7/01/24 ................................................................................     5,290,504
Simi Valley PFA Revenue, Refunding, MBIA Insured, 5.75%, 9/01/23 ..............................................     5,270,500
Soledad RDA, Tax Allocation, Soledad Redevelopment Project, Refunding, Series A, MBIA Insured,
 5.35%, 12/01/28 ..............................................................................................     2,061,580
Sonoma CDA, COP, Sonoma Creek Senior Housing Project, Refunding, AMBAC Insured, 6.75%, 2/01/13 ................     1,391,277
Sonoma Valley USD, FSA Insured, 6.00%, 7/15/21 ................................................................     2,664,264
South Coast Air Quality Management District Revenue, Building Corp., Refunding, MBIA Insured,
 5.50%, 8/01/14 ...............................................................................................    10,208,086
South Gate PFA, Tax Allocation Revenue, South Gate Redevelopment Project No.1, AMBAC Insured,
 5.875%, 9/01/24 ..............................................................................................     5,349,250
South Orange County PFA, Special Tax Revenue, Senior Lien, Refunding, Series A, MBIA Insured,
   6.20%, 9/01/13 .............................................................................................    14,955,030
   6.00%, 9/01/18 .............................................................................................     3,520,953
Southern California Public Power Authority Revenue, Southern Transmission Project, Subordinated Lien,
 MBIA Insured, 5.50%, 7/01/20 .................................................................................     3,919,664
Stockton COP, Wastewater System Project, Refunding,
   AMBAC Insured, 5.75%, 9/01/23 ..............................................................................     6,867,640
   Series A, MBIA Insured, 5.00%, 9/01/23 .....................................................................     7,436,550
Stockton Port District, Port Facilities Revenue, Refunding & Improvement, Series B, FSA Insured, 5.90%, 7/01/12     4,671,924
Suisun City RDA, Tax Allocation, Suisin City Redevelopment Project, Refunding, MBIA Insured, 5.625%, 10/01/13 .     4,544,270
Sulphur Springs USD, COP, Series 1991, AMBAC Insured, 7.20%, 2/01/21 ..........................................       871,080
Sunnyvale COP, Parking Facility, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/22 ..........................     1,239,613
Sunnyvale RDA, Tax Allocation, Central Core Project, Refunding, AMBAC Insured, 6.50%, 10/01/22 ................     2,953,409
Susanville PFA Revenue, Series A, AMBAC Insured, 6.30%, 9/01/17 ...............................................     4,223,040
Tahoe-Truckee Joint USD,
   Series A, FGIC Insured, 6.00%, 9/01/17 .....................................................................     5,443,350
   Series B, FGIC Insured, 5.95%, 9/01/20 .....................................................................     4,012,879
Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured, 6.75%, 11/01/20 ...................................     2,288,780
Thousand Oaks RDA, Tax Allocation, Thousand Oaks Blvd. Redevelopment, Refunding, MBIA Insured,
 5.375%, 12/01/25 .............................................................................................     2,457,111
Tracy CFD, Special Tax, Refunding, Senior Series A, FSA Insured, 5.70%, 9/01/20 ...............................     5,656,018

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                                   PRINCIPAL
FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                                    AMOUNT
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Travis USD, COP, Refunding & Capital Improvement Projects, AMBAC Insured,
   5.40%, 9/01/19 ............................................................................................  $    1,075,000
   5.45%, 9/01/27 ............................................................................................       6,115,000
Tri-City Hospital District Revenue,
   MBIA Insured, 6.00%, 2/01/22 ..............................................................................       2,350,000
   Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ........................................................       2,750,000
Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus Foundation, MBIA Insured,
 5.875%, 6/01/22 .............................................................................................       2,000,000
Turlock Irrigation District Revenue, Refunding, Series A, MBIA Insured, 5.75%, 1/01/18 .......................       7,125,000
Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
 5.75%, 10/01/22 .............................................................................................       6,200,000
University of California Revenues,
   Multiple Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/27 .........................................       5,000,000
   Research Facilities, Series D, FSA Insured, 5.00%, 9/01/21 ................................................       4,635,000
Upland COP,
   Police Building Project, Refunding, AMBAC Insured, 6.60%, 8/01/16 .........................................       3,985,000
   Water System Improvement Project, FGIC Insured, 6.60%, 8/01/16 ............................................       2,385,000
Vacaville PFA, Tax Allocation Revenue, Vacaville Redevelopment Projects, 6.35%, 9/01/22 ......................       1,355,000
Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%, 5/01/26 ................      12,500,000
Walnut Valley Water District COP, Badillo Grand Transmission Project, FGIC Insured, 6.125%, 2/01/18 ..........       2,200,000
Waugh School District, Special Tax, Corona/Ely CFD No. 1, AMBAC Insured, 5.80%, 9/01/26 ......................       5,640,000
West and Central Basin Financing Authority Revenue, Central Basin Project, Refunding, Series A, AMBAC Insured,
 5.375%, 8/01/17 .............................................................................................       4,330,000
West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A, AMBAC Insured, 5.50%,
   8/01/17 ...................................................................................................       3,370,000
   8/01/22 ...................................................................................................       2,750,000
West Sacramento Financing Authority Revenue,
   MBIA Insured, 6.25%, 9/01/16 ..............................................................................       4,185,000
   Water System Improvement Project, FGIC Insured, 5.50%, 8/01/15 ............................................       4,500,000
   Water System Improvement Project, FGIC Insured, 5.50%, 8/01/24 ............................................       1,685,000
West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment Project, MBIA Insured, 6.25%, 9/01/21 .....       3,340,000
Western Placer Unified School COP, 1998 Refunding and Capital Project, AMBAC Insured, 5.00%, 6/01/18 .........       5,455,000
William S.Hart Joint School Financing Authority, Special Tax Revenue, Community Facilities, Refunding,
 FSA Insured, 6.60%, 9/01/18 .................................................................................       1,285,000
Windsor Joint Powers Financing Authority, Wastewater Revenue, Refunding, Series A, AMBAC Insured,
 6.125%, 12/15/12 ............................................................................................         750,000
Yuba City USD COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22 .........................................       2,000,000
Yucaipa-Sweetwater School Facilities Financing Authority, Special Tax Revenue, Sweetwater-Ranch Del Rey
 MiddleSchool, Series A, MBIA Insured, 5.70%, 9/01/19 ........................................................       5,000,000
TOTAL BONDS (COST $1,715,953,589) ............................................................................
ZERO COUPON/STEP-UP BONDS .5%
San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 .............................................      28,405,000
Southern Kern USD, COP, Convertible Capital Appreciation, Building Program, Series B, zero cpn. to 3/1/06,
 5.625% thereafter, 9/01/26 ..................................................................................       2,250,000
TOTAL ZERO COUPON/STEP-UP BONDS (COST $6,962,646) ............................................................
TOTAL LONG TERM INVESTMENTS (COST $1,722,916,235) ............................................................

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                                     VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Travis USD, COP, Refunding & Capital Improvement Projects, AMBAC Insured,
   5.40%, 9/01/19 ............................................................................................  $    1,119,312
   5.45%, 9/01/27 ............................................................................................       6,393,905
Tri-City Hospital District Revenue,
   MBIA Insured, 6.00%, 2/01/22 ..............................................................................       2,458,146
   Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ........................................................       2,942,885
Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus Foundation, MBIA Insured,
 5.875%, 6/01/22 .............................................................................................       2,182,960
Turlock Irrigation District Revenue, Refunding, Series A, MBIA Insured, 5.75%, 1/01/18 .......................       7,423,323
Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
 5.75%, 10/01/22 .............................................................................................       6,605,293
University of California Revenues,
   Multiple Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/27 .........................................       4,954,550
   Research Facilities, Series D, FSA Insured, 5.00%, 9/01/21 ................................................       4,628,465
Upland COP,
   Police Building Project, Refunding, AMBAC Insured, 6.60%, 8/01/16 .........................................       4,387,086
   Water System Improvement Project, FGIC Insured, 6.60%, 8/01/16 ............................................       2,625,646
Vacaville PFA, Tax Allocation Revenue, Vacaville Redevelopment Projects, 6.35%, 9/01/22 ......................       1,425,582
Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%, 5/01/26 ................      13,757,875
Walnut Valley Water District COP, Badillo Grand Transmission Project, FGIC Insured, 6.125%, 2/01/18 ..........       2,352,921
Waugh School District, Special Tax, Corona/Ely CFD No. 1, AMBAC Insured, 5.80%, 9/01/26 ......................       6,096,952
West and Central Basin Financing Authority Revenue, Central Basin Project, Refunding, Series A, AMBAC Insured,
 5.375%, 8/01/17 .............................................................................................       4,508,828
West Basin Municipal Water District Revenue COP, 1992 Project, Refunding, Series A, AMBAC Insured, 5.50%,
   8/01/17 ...................................................................................................       3,588,240
   8/01/22 ...................................................................................................       2,906,117
West Sacramento Financing Authority Revenue,
   MBIA Insured, 6.25%, 9/01/16 ..............................................................................       4,758,093
   Water System Improvement Project, FGIC Insured, 5.50%, 8/01/15 ............................................       4,694,580
   Water System Improvement Project, FGIC Insured, 5.50%, 8/01/24 ............................................       1,743,655
West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment Project, MBIA Insured, 6.25%, 9/01/21 .....       3,622,596
Western Placer Unified School COP, 1998 Refunding and Capital Project, AMBAC Insured, 5.00%, 6/01/18 .........       5,467,927
William S.Hart Joint School Financing Authority, Special Tax Revenue, Community Facilities, Refunding,
 FSA Insured, 6.60%, 9/01/18 .................................................................................       1,470,476
Windsor Joint Powers Financing Authority, Wastewater Revenue, Refunding, Series A, AMBAC Insured,
 6.125%, 12/15/12 ............................................................................................         844,102
Yuba City USD COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22 .........................................       2,042,120
Yucaipa-Sweetwater School Facilities Financing Authority, Special Tax Revenue, Sweetwater-Ranch Del Rey
 MiddleSchool, Series A, MBIA Insured, 5.70%, 9/01/19 ........................................................       5,332,200
                                                                                                                 -------------
TOTAL BONDS (COST $1,715,953,589) ............................................................................   1,839,745,089
ZERO COUPON/STEP-UP BONDS .5%                                                                                    -------------
San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 .............................................       8,387,428
Southern Kern USD, COP, Convertible Capital Appreciation, Building Program, Series B, zero cpn. to 3/1/06,
 5.625% thereafter, 9/01/26 ..................................................................................       1,550,610
                                                                                                                 -------------
TOTAL ZERO COUPON/STEP-UP BONDS (COST $6,962,646) ............................................................       9,938,038
                                                                                                                 -------------
TOTAL LONG TERM INVESTMENTS (COST $1,722,916,235) ............................................................   1,849,683,127
                                                                                                                 -------------

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .1%
 Chula Vista IDR, San Diego Gas Revenue, Refunding, Series A, Daily VRDN and Put,
  5.00%, 7/01/21 .................................................................................   $      500,000   $      500,000
 Irving Ranch Water District Consolidated Revenue Bond, Refunding, Series B, Daily VRDN and Put,
  5.00%, 10/01/09 ................................................................................        2,000,000        2,000,000
                                                                                                                      --------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,500,000) ..................................................                         2,500,000
                                                                                                                      --------------
 TOTAL INVESTMENTS (COST $1,725,416,235) 99.1% ...................................................                     1,852,183,127
 OTHER ASSETS, LESS LIABILITIES .9% ..............................................................                        17,098,495
                                                                                                                      --------------
 NET ASSETS 100.0% ...............................................................................                    $1,869,281,622
                                                                                                                      ==============




See glossary of terms on page 51

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


36                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED
                                                    DECEMBER 31, 1998
                                                      (UNAUDITED)
                                                    ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............     $  11.24
                                                      --------
Income from investment operations:
 Net investment income ..........................          .25
 Net realized and unrealized gains (losses) .....          .17
                                                      --------
Total from investment operations ................          .42
                                                      --------
Less distributions from net investment income ...         (.26)
                                                      --------
Net asset value, end of period ..................     $  11.40
                                                      ========

Total return** ..................................         3.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $186,986
Ratios to average net assets:
 Expenses .......................................          .60%*
 Expenses excluding waiver and payments
  by affiliate ..................................          .74%*
 Net investment income ..........................         4.50%*
Portfolio turnover rate .........................         1.72%

                                                                            YEAR ENDED JUNE 30,
                                                    -------------------------------------------------------------------
                                                      1998           1997           1996           1995          1994
                                                    -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $  10.93       $  10.67       $  10.38       $ 10.20       $ 10.55
                                                    ------------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................        .53            .53            .53           .54           .54
 Net realized and unrealized gains (losses) .....        .31            .26            .29           .17          (.36)
                                                    ------------------------------------------------------------------
Total from investment operations ................        .84            .79            .82           .71           .18
                                                    ------------------------------------------------------------------
Less distributions from net investment income ...       (.53)          (.53)          (.53)         (.53)         (.53)
                                                    ------------------------------------------------------------------
Net asset value, end of period ..................   $  11.24       $  10.93       $  10.67       $ 10.38       $ 10.20
                                                    ==================================================================
Total return** ..................................       7.76%          7.58%          7.96%         7.19%         1.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $155,664       $117,666       $101,199       $88,785       $94,015
Ratios to average net assets:
 Expenses .......................................        .52%           .47%           .45%          .33%          .25%
 Expenses excluding waiver and payments
  by affiliate ..................................        .78%           .80%           .81%          .83%          .80%
 Net investment income ..........................       4.76%          4.96%          4.99%         5.34%         5.11%
Portfolio turnover rate .........................       9.58%          6.29%         10.13%        10.90%        14.95%




 * Annualized

** Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                       See notes to financial statements.                     37

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.9%
BONDS 95.8%
ABAG 1915 Act, Windemere Ranch AD,
   5.15%, 9/02/02 ............................................................................................  $  595,000
   5.70%, 9/02/07 ............................................................................................   1,225,000
ABAG California Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured,
 5.00%, 10/01/10 .............................................................................................   3,035,000
ABAG Finance Authority of Nonprofit Corps. COP,
   5.50%, 6/01/03 ............................................................................................     360,000
   5.75%, 8/01/03 ............................................................................................     705,000
   Partner North County Health Project, 5.50%, 3/01/06 .......................................................   1,145,000
   Rhoda Haas Goldman Plaza, Insured, 5.125%, 5/15/15 ........................................................   3,000,000
ABAG Finance Corp. COP, ABAG XXVI,
   Refunding, Series A, 5.90%, 6/01/02 .......................................................................     100,000
   Series B, 6.40%, 10/01/03 .................................................................................     100,000
ABAG Revenue, Refunding, Series A-E,
   5.00%, 9/15/06 ............................................................................................     610,000
   5.05%, 9/15/07 ............................................................................................     625,000
   5.40%, 9/15/14 ............................................................................................   2,455,000
Alameda County COP, Series 1994,
   5.70%, 4/01/02 ............................................................................................     395,000
   5.80%, 4/01/03 ............................................................................................     420,000
   5.90%, 4/01/04 ............................................................................................     440,000
Antioch PFA, Reassessment Revenue, Subordinated Lien, Series B,
   5.00%, 9/02/03 ............................................................................................   1,915,000
   5.20%, 9/02/05 ............................................................................................   2,115,000
   5.40%, 9/02/07 ............................................................................................   1,175,000
Auburn COP, Civic Center Project, Refunding,
   5.10%, 9/01/99 ............................................................................................      65,000
   5.30%, 9/01/00 ............................................................................................      65,000
   5.45%, 9/01/01 ............................................................................................      70,000
   5.60%, 9/01/02 ............................................................................................      75,000
   5.70%, 9/01/03 ............................................................................................      80,000
   5.75%, 9/01/04 ............................................................................................      80,000
Bakersfield Central District Revenue RDA, Tax Allocation, Downtown Bakersfield Redevelopment, Refunding, ETM,
   6.00%, 4/01/01 ............................................................................................     295,000
   6.10%, 4/01/02 ............................................................................................     310,000
   6.20%, 4/01/03 ............................................................................................     330,000
Bakersfield Hospital Revenue, Bakersfield Memorial Hospital Project, Series A, 5.70%, 1/01/00 ................     100,000
Brentwood 1915 Act, Capital Improvement Finance Program, No. 9, Infrastructure Financing,
   5.30%, 9/02/07 ............................................................................................     100,000
   5.40%, 9/02/08 ............................................................................................     110,000
   5.50%, 9/02/09 ............................................................................................     115,000
   5.55%, 9/02/10 ............................................................................................     100,000
California Educational Facilities Authority Revenue,
   Pooled College and University Financing, Refunding, Series B, 5.80%, 6/01/02 ..............................   1,000,000
   Pooled College and University Financing, Refunding, Series B, 5.90%, 6/01/03 ..............................   1,105,000
   Pooled College and University Projects, Series B, 6.125%, 4/01/13 .........................................   1,000,000
California Health Facilities Financing, San Diego Hospital Association, Series B, MBIA Insured, 5.60%, 8/01/03     100,000

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                        VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.9%
BONDS 95.8%
ABAG 1915 Act, Windemere Ranch AD,
   5.15%, 9/02/02 ............................................................................................  $  595,089
   5.70%, 9/02/07 ............................................................................................   1,225,098
ABAG California Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured,
 5.00%, 10/01/10 .............................................................................................   3,191,788
ABAG Finance Authority of Nonprofit Corps. COP,
   5.50%, 6/01/03 ............................................................................................     381,586
   5.75%, 8/01/03 ............................................................................................     751,488
   Partner North County Health Project, 5.50%, 3/01/06 .......................................................   1,228,768
   Rhoda Haas Goldman Plaza, Insured, 5.125%, 5/15/15 ........................................................   3,016,500
ABAG Finance Corp. COP, ABAG XXVI,
   Refunding, Series A, 5.90%, 6/01/02 .......................................................................     104,524
   Series B, 6.40%, 10/01/03 .................................................................................     109,577
ABAG Revenue, Refunding, Series A-E,
   5.00%, 9/15/06 ............................................................................................     621,657
   5.05%, 9/15/07 ............................................................................................     637,656
   5.40%, 9/15/14 ............................................................................................   2,504,198
Alameda County COP, Series 1994,
   5.70%, 4/01/02 ............................................................................................     419,482
   5.80%, 4/01/03 ............................................................................................     453,407
   5.90%, 4/01/04 ............................................................................................     482,376
Antioch PFA, Reassessment Revenue, Subordinated Lien, Series B,
   5.00%, 9/02/03 ............................................................................................   1,911,725
   5.20%, 9/02/05 ............................................................................................   2,110,136
   5.40%, 9/02/07 ............................................................................................   1,171,698
Auburn COP, Civic Center Project, Refunding,
   5.10%, 9/01/99 ............................................................................................      65,747
   5.30%, 9/01/00 ............................................................................................      66,702
   5.45%, 9/01/01 ............................................................................................      72,795
   5.60%, 9/01/02 ............................................................................................      79,167
   5.70%, 9/01/03 ............................................................................................      85,542
   5.75%, 9/01/04 ............................................................................................      86,386
Bakersfield Central District Revenue RDA, Tax Allocation, Downtown Bakersfield Redevelopment, Refunding, ETM,
   6.00%, 4/01/01 ............................................................................................     310,063
   6.10%, 4/01/02 ............................................................................................     332,475
   6.20%, 4/01/03 ............................................................................................     360,697
Bakersfield Hospital Revenue, Bakersfield Memorial Hospital Project, Series A, 5.70%, 1/01/00 ................     101,753
Brentwood 1915 Act, Capital Improvement Finance Program, No. 9, Infrastructure Financing,
   5.30%, 9/02/07 ............................................................................................     100,821
   5.40%, 9/02/08 ............................................................................................     110,980
   5.50%, 9/02/09 ............................................................................................     116,751
   5.55%, 9/02/10 ............................................................................................     100,932
California Educational Facilities Authority Revenue,
   Pooled College and University Financing, Refunding, Series B, 5.80%, 6/01/02 ..............................   1,056,690
   Pooled College and University Financing, Refunding, Series B, 5.90%, 6/01/03 ..............................   1,184,328
   Pooled College and University Projects, Series B, 6.125%, 4/01/13 .........................................   1,104,880
California Health Facilities Financing, San Diego Hospital Association, Series B, MBIA Insured, 5.60%, 8/01/03     108,136

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                   AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California HFA, SFM Purchase, Series A-1, Class III, MBIA Insured, 5.70%, 8/01/11 ......................   $2,455,000   $2,585,581
California State Public Works Board, Lease Revenue,
   Department of Corrections, Coalinga State Prison, Series B, MBIA Insured, 5.50%, 12/01/08 ...........    1,000,000    1,085,880
   Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ..............................    1,325,000    1,305,907
   Regents of the University of California, Refunding, Series C, 5.00%, 12/01/14 .......................    1,140,000    1,168,762
   Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 .............................    1,555,000    1,705,446
California Statewide CDA, COP, California Lutheran Homes, 5.375%, 11/15/06 .............................    1,000,000    1,057,920
California Statewide CDA Revenue, COP,
   Health Facilities, Barton Memorial Hospital, Refunding, Series B, 5.70%, 12/01/00 ...................      200,000      206,570
   Health Facilities, Barton Memorial Hospital, Refunding, Series B, 6.40%, 12/01/05 ...................      450,000      483,935
   St. Joseph Health System Group, 6.00%, 7/01/06 ......................................................      865,000      970,219
California Statewide Communities Development Corp. COP, Pacific Homes, Series A, 5.50%, 4/01/04 ........      585,000      627,477
Campbell COP, Civic Center Project, Refunding, 5.60%, 10/01/03 .........................................      350,000      377,836
Carson RDA Project, Area No. 1, Refunding, 6.10%, 10/01/02 .............................................      200,000      214,786
Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice, General Project, Refunding,
 MBIA Insured, 5.00%, 7/01/17 ..........................................................................    2,000,000    2,013,900
Chaffey Community College District COP, 5.10%, 9/01/13 .................................................    1,860,000    1,920,989
Clovis COP, Water System Improvement Project, AMBAC Insured, 5.90%, 3/01/03 ............................      100,000      108,736
Coalinga Public Financing Authority Revenue, Series B, 6.00%, 9/15/03 ..................................    1,405,000    1,435,643
Coastside County Water District 1915 Act, GO, Crystal Springs Project, Refunding,
   5.10%, 9/02/03 ......................................................................................      540,000      553,441
   5.20%, 9/02/04 ......................................................................................    1,130,000    1,154,883
   5.40%, 9/02/06 ......................................................................................      660,000      670,322
Colma 1915 Act, Local ID No. 1, Refunding,
   5.00%, 9/02/01 ......................................................................................      465,000      472,361
   5.10%, 9/02/02 ......................................................................................      485,000      495,335
   5.20%, 9/02/03 ......................................................................................      515,000      528,653
   5.30%, 9/02/04 ......................................................................................      545,000      560,789
   5.40%, 9/02/05 ......................................................................................      570,000      583,851
Colton GO, Joint USD, CFD, Special Tax, Southridge Village, Phase III, Refunding, FSA Insured,
   5.65%, 9/01/09 ......................................................................................      120,000      120,308
   5.75%, 9/01/10 ......................................................................................      130,000      130,354
Commerce Joint Powers Financing Authority, Water Facilities, Lease Revenue, Refunding, Series A,
   5.50%, 10/01/02 .....................................................................................      340,000      358,115
   5.625%, 10/01/03 ....................................................................................      360,000      384,188
   5.75%, 10/01/04 .....................................................................................      470,000      508,004
Compton COP, Civic Center & Capital Improvement, Refunding, Series A,
   5.00%, 9/01/08 ......................................................................................    4,340,000    4,463,603
   5.50%, 9/01/15 ......................................................................................    1,180,000    1,224,238
Compton Sewer Revenue,
   5.60%, 7/01/99 ......................................................................................      125,000      126,556
   5.70%, 7/01/00 ......................................................................................      130,000      134,393
   5.80%, 7/01/01 ......................................................................................      140,000      147,262
   5.90%, 7/01/02 ......................................................................................      150,000      160,700
   6.00%, 7/01/03 ......................................................................................      155,000      168,942
   6.10%, 7/01/04 ......................................................................................      165,000      183,303
   6.20%, 7/01/05 ......................................................................................      175,000      195,129

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                   AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Compton Sewer Revenue, (cont.)
   6.30%, 7/01/06 ......................................................................................   $  185,000   $  207,035
   5.00%, 9/01/08 ......................................................................................    1,005,000    1,037,572
Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding, Sub-Series A,
   5.50%, 7/01/02 ......................................................................................      625,000      655,219
   5.625%, 7/01/03 .....................................................................................      655,000      695,551
Contra Costa County MFHR, Byron Park Project, Series C, 6.00%, 7/20/03 .................................      500,000      528,790
Danville Financing Authority Revenue, Sycamore Valley, Reassessment District No.93-2,
   5.40%, 9/02/01 ......................................................................................      285,000      292,196
   5.60%, 9/02/02 ......................................................................................      450,000      464,126
   5.70%, 9/02/03 ......................................................................................      220,000      226,904
   5.80%, 9/02/04 ......................................................................................      885,000      912,762
Dinuba RDA, Tax Allocation, Subordinated-Notes-Merged, City Redevelopment Project, Subordinated Lien,
 5.20%, 4/01/03 ........................................................................................    2,500,000    2,517,550
Duarte RDA, Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%, 10/01/16 .............    4,930,000    4,936,064
Dublin COP, Civic Center Project, Refunding, AMBAC Insured, 5.625%, 2/01/10 ............................    2,000,000    2,017,540
Eden Township Hospital District, Heath Facilities Revenue, COP, Eden Hospital Health Services Corp.,
 Refunding, CHFCLP Insured, 5.75%, 7/01/12 .............................................................    1,195,000    1,273,129
Foster City PFA Revenue, Community Development Project, Series A, 5.60%, 9/01/03 .......................    1,150,000    1,232,386
Fresno Joint Powers Financing Authority, Local Agency Revenue, Refunding, Series A, 6.20%, 9/02/03 .....    1,000,000    1,054,300
Garden Grove GO, CDA, Tax Allocation, Garden Grove Community Project, Refunding, 5.40%, 10/01/04 .......    1,425,000    1,518,737
Glendale Parking Facilities, Joint Powers Authority Revenue, Series A, 5.30%, 3/01/03 ..................      125,000      129,941
Goleta Water District Revenue COP, Goleta Reclamation Project, Refunding, FGIC Insured, 5.50%, 12/01/08       750,000      814,410
Hesperia PFA Revenue, Series A, 5.80%, 10/01/03 ........................................................    3,935,000    4,228,787
Hi Desert Memorial Health Care District Revenue, Refunding,
   5.10%, 10/01/06 .....................................................................................      615,000      608,918
   5.125%, 10/01/07 ....................................................................................      650,000      643,325
Hollister RDA, Tax Allocation, Community Development Project, Series 1994,
   5.35%, 10/01/03 .....................................................................................      525,000      541,506
   5.45%, 10/01/04 .....................................................................................      550,000      567,292
   5.55%, 10/01/05 .....................................................................................      585,000      603,375
Imperial COP,
   Wastewater System Program, Refunding, Series B, 5.40%, 10/15/06 .....................................      865,000      907,039
   Water System Program, Refunding, Series A, 5.40%, 10/15/06 ..........................................    1,250,000    1,310,750
Imperial County Local Transportation Authority, Sales Tax Revenue, Series 1993, 5.50%,
   5/01/04 .............................................................................................      490,000      512,805
   5/01/05 .............................................................................................      515,000      537,804
Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project, Series B,
 FSA Insured, 6.25%, 8/01/11 ...........................................................................    1,000,000    1,144,210
La Palma Community Development Commission, Tax Allocation, La Palma Community Development
 Project No.1, Refunding,
   5.20%, 6/01/00 ......................................................................................      125,000      127,536
   5.40%, 6/01/01 ......................................................................................      130,000      134,427
   5.50%, 6/01/02 ......................................................................................      135,000      141,377
   5.60%, 6/01/03 ......................................................................................      145,000      153,674
   5.70%, 6/01/04 ......................................................................................      150,000      159,663
   5.80%, 6/01/05 ......................................................................................      160,000      170,283

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                              PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                      AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
La Quinta RDA, Tax Allocation, Housing Redevelopment Project, Areas No. 1 and 2, MBIA Insured, 5.40%, 9/01/07  $ 560,000  $  613,973
Lake Elsinore PFA, Tax Allocation Revenue, Lake Elsinore Redevelopment Project, Series A, FSA Insured,
 5.40%, 9/01/08 ............................................................................................   1,500,000   1,594,740
Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ................................   1,000,000   1,088,490
Lancaster RDA, Tax Allocation,
   Central Business District Redevelopment, Refunding, 5.125%, 8/01/99 .....................................      35,000      35,337
   Central Business District Redevelopment, Refunding, 5.25%, 8/01/00 ......................................      35,000      35,738
   Central Business District Redevelopment, Refunding, 5.375%, 8/01/01 .....................................      40,000      41,280
   Central Business District Redevelopment, Refunding, 5.50%, 8/01/02 ......................................      40,000      41,773
   Central Business District Redevelopment, Refunding, 5.60%, 8/01/03 ......................................      45,000      47,402
   Central Business District Redevelopment, Refunding, 5.70%, 8/01/04 ......................................      45,000      47,605
   Central Business District Redevelopment, Refunding, 5.70%, 8/01/05 ......................................      50,000      52,725
   Fox Field Redevelopment Project Area, Refunding, 5.125%, 8/01/99 ........................................      55,000      55,529
   Fox Field Redevelopment Project Area, Refunding, 5.25%, 8/01/00 .........................................      55,000      56,160
   Fox Field Redevelopment Project Area, Refunding, 5.375%, 8/01/01 ........................................      60,000      61,919
   Fox Field Redevelopment Project Area, Refunding, 5.50%, 8/01/02 .........................................      65,000      67,881
   Fox Field Redevelopment Project Area, Refunding, 5.60%, 8/01/03 .........................................      65,000      68,470
   Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/04 .........................................      70,000      74,052
   Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/05 .........................................      75,000      79,087
Lancaster School District COP, Refunding, FSA Insured, 5.125%, 4/01/14 .....................................   2,000,000   2,069,860
Lemon Grove CDA, Tax Allocation Revenue, 1998 Refunding,
   5.00%, 8/01/06 ..........................................................................................     885,000     918,842
   5.10%, 8/01/07 ..........................................................................................     205,000     214,401
   5.20%, 8/01/08 ..........................................................................................     215,000     226,079
Lemon Grove MFHR, Hillside Terrace Apartments, Refunding, 5.375%, 1/01/19 ..................................     985,000   1,011,625
Los Angeles County MTA, Sales Tax Revenue, Proposition C, Subordinated Lien, Refunding, 2nd Senior Series A,
 AMBAC Insured, 5.00%, 7/01/12 .............................................................................   5,000,000   5,194,400
Los Angeles County Transport Commission COP, Series B,
   5.90%, 7/01/00 ..........................................................................................     100,000     103,593
   6.00%, 7/01/01 ..........................................................................................     200,000     211,316
Los Angeles County Wastewater System Revenue, Refunding,
   Series A, FGIC Insured, 5.00%, 6/01/13 ..................................................................   2,140,000   2,209,443
   Series D, FGIC Insured, 5.375%, 11/01/06 ................................................................   2,000,000   2,156,980
Lynwood PFA Revenue, Water Systems Improvement Project, 6.15%, 6/01/08 .....................................     565,000     622,172
Madera COP, Madera Community Hospital, Refunding, 5.10%, 3/01/03 ...........................................     515,000     537,454
Mammoth Lakes COP, Refunding,
   5.70%, 6/01/10 ..........................................................................................     850,000     895,050
   5.75%, 6/01/11 ..........................................................................................     250,000     262,525
Merced Irrigation District COP, Water Facilities Project, 6.125%, 11/01/03 .................................     540,000     588,578
Mid-Peninsula Regional Open Space District COP, Special District Association Finance Corp., Series 1993,
   5.10%, 9/01/02 ..........................................................................................     510,000     534,164
   5.20%, 9/01/03 ..........................................................................................     530,000     561,344
Modesto Irrigation District, Financing Authority Revenue, Domestic Water Project, Series C, AMBAC Insured,
 5.50%, 9/01/08 ............................................................................................     700,000     773,689
Mojave GO, Water Agency, ID M, Morongo Basin, ETM, 6.20%, 9/01/01 ..........................................     100,000     106,647
Morgan Hill RDA, Tax Allocation, Refunding, 5.70%, 3/01/01 .................................................     100,000     101,211
Mount Diablo Hospital District Revenue, Series A, AMBAC Insured, 5.10%, 12/01/03 ...........................     100,000     105,991

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                              PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Murrieta COP, Road Improvement Project, 6.00%,
   4/01/07 ................................................................................................  $  235,000  $  256,484
   4/01/08 ................................................................................................     245,000     267,351
New Haven USD, COP, Refunding, 5.30%, 7/01/01 .............................................................     500,000     519,435
Newark USD, COP, 5.75%, 9/01/02 ...........................................................................     300,000     309,081
North City West School Facilities Financing Authority, Special Tax, Refunding, Series B, FSA Insured,
 5.625%, 9/01/08 ..........................................................................................     500,000     559,410
Oakland USD, Alameda County COP, Refunding, 5.00%, 9/15/99 ................................................   1,745,000   1,760,862
Ontario Redevelopment Financing Authority, Local Agency Revenue, Community Facility, AD No. 1, Senior Lien,
 Series A, FSA Insured, 5.60%, 9/02/03 ....................................................................     970,000   1,001,709
Orange County CFD No. 86-2, Special Tax, Rancho Santa Margarita, Refunding, Series A, 5.375%, 8/15/12 .....   1,500,000   1,535,865
Orange County COP, Recovery, Refunding, Series A, MBIA Insured, 6.00%, 7/01/08 ............................   1,500,000   1,711,980
Orange County Development Agency, Tax Allocation, Santa Ana Heights Project Area, Refunding, 5.90%, 9/01/04     800,000     867,752
Orange County Local Transportation Authority, Sales Tax Revenue, First Senior Measure M, 6.00%, 2/15/06 ...     500,000     559,675
Orange County MFHR, Villa Santiago Rehabilitation Project, FNMA Secured, 5.60%, 10/01/27 ..................     500,000     523,125
Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured, 5.125%, 12/01/12 ..................   1,435,000   1,470,488
Palm Desert Financing Authority, Lease Revenue, Blythe County Administrative Project, 6.375%, 8/01/11 .....     855,000     935,524
Paramount RDA, Tax Allocation, Redevelopment Project, Area No. 1, Refunding, 6.05%, 8/01/05 ...............   1,515,000   1,688,998
Paso Robles Union School District COP, 5.75%, 8/01/03 .....................................................   1,635,000   1,763,985
Pismo Beach PFA Revenue, Series 1993,
   6.25%, 9/15/01 .........................................................................................      45,000      45,199
   6.40%, 9/15/02 .........................................................................................      50,000      50,226
   6.50%, 9/15/03 .........................................................................................      50,000      50,226
   6.55%, 9/15/04 .........................................................................................      55,000      55,242
Pleasant Hill RDA, RMR, Refunding, 5.40%, 2/01/05 .........................................................     935,000     985,312
Pomona RDA, Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X, 5.35%, 12/01/16 ..   1,000,000   1,004,530
Rialto RDA, Tax Allocation, Industrial Redevelopment, Sub-Areas A & B, Refunding, Series A,
   5.40%, 9/01/02 .........................................................................................     270,000     285,536
   5.50%, 9/01/03 .........................................................................................     280,000     300,110
Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects, Refunding, Series B,
 5.35%, 5/15/13 ...........................................................................................   2,000,000   2,074,380
Riverside County Asset Leasing Corp., Leasehold Revenue, Riverside County Hospital Project, Series A,
   5.90%, 6/01/02 .........................................................................................     200,000     212,034
   6.00%, 6/01/04 .........................................................................................     200,000     217,774
Riverside County Housing Authority, MFHR, Brandon Place Apartments, Series B, FNMA Secured, 5.625%, 7/01/29   1,000,000   1,061,420
Sacramento MUD, Electric Revenue, Series E, 5.25%, 5/15/03 ................................................   1,000,000   1,057,690
San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 ....................   2,000,000   2,226,900
San Bernardino County Mortgage Revenue, Don Miguel Apartments Project, Refunding, MBIA Insured,
 6.00%, 9/01/03 ...........................................................................................     110,000     116,282
San Clemente 1915 Act, AD No.8, Refunding,
   5.00%, 9/02/02 .........................................................................................     415,000     425,553
   5.10%, 9/02/03 .........................................................................................     435,000     448,424
   5.20%, 9/02/04 .........................................................................................     460,000     474,191
San Diego Mortgage Revenue, Mariners Cove, Refunding, Series B-1, 5.125%, 9/01/03 .........................     300,000     309,426
San Diego Port Facilities Revenue, National Steel & Shipbuilding Co., Refunding, 6.60%, 12/01/02 ..........     100,000     105,242
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, Series A, 5.00%,
 11/01/17 .................................................................................................   5,000,000   5,011,200

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                             PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                     AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
San Francisco City and County RDA, Mortgage Revenue,
   Hotel Tax Revenue, FSA Insured, 5.80%, 7/01/01 .........................................................  $  300,000  $  316,290
   Hotel Tax Revenue, FSA Insured, 5.90%, 7/01/02 .........................................................     245,000     263,306
   Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 .....................................................      20,000      20,202
San Gorgonio Memorial Health Care District, Health Facility Revenue, Insured, 6.375%, 6/01/08 .............     750,000     839,610
San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ..........................................     400,000     428,268
San Jose Financing Authority Revenue, Convention Center Project, Refunding, Series C, 5.75%, 9/01/03 ......     300,000     321,228
San Juan USD, COP, Gold River Elementary School Project, 5.65%, 4/01/03 ...................................     600,000     602,190
San Ramon COP, Capital Improvements Project,
   5.20%, 3/01/01 .........................................................................................      85,000      87,878
   5.30%, 3/01/02 .........................................................................................      90,000      94,380
   5.40%, 3/01/03 .........................................................................................      95,000     100,972
   5.50%, 3/01/04 .........................................................................................     100,000     107,640
   5.60%, 3/01/05 .........................................................................................     105,000     113,355
Santa Barbara RDA, Tax Allocation, Central City Redevelopment Project, 6.00%, 3/01/03 .....................     985,000   1,053,792
Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ......................   1,720,000   1,723,027
Santa Monica Parking Authority, Lease Revenue, Refunding, 6.00%, 7/01/03 ..................................     100,000     109,390
Sebastopol COP, Refunding, Series 1994,
   5.50%, 6/01/03 .........................................................................................     200,000     211,166
   5.60%, 6/01/04 .........................................................................................     215,000     229,405
   5.70%, 6/01/05 .........................................................................................     240,000     258,622
Selma PFA Revenue, Series A, MBIA Insured,
   5.25%, 9/15/02 .........................................................................................     100,000     101,961
   5.50%, 9/15/04 .........................................................................................     115,000     117,385
   5.60%, 9/15/05 .........................................................................................     120,000     122,486
   5.65%, 9/15/06 .........................................................................................     125,000     127,515
   5.70%, 9/15/07 .........................................................................................     135,000     137,715
   5.70%, 9/15/08 .........................................................................................     140,000     142,849
   5.75%, 9/15/09 .........................................................................................     150,000     153,138
   5.75%, 9/15/10 .........................................................................................     155,000     158,243
Shafter Joint Powers Financing Authority, Lease Revenue, Community Correctional Facility Project, Series A,
 5.50%, 1/01/06 ...........................................................................................   1,500,000   1,602,960
Shasta Joint Powers Financing Authority, Lease Revenue, Courthouse Improvement Project, Series A,
 5.80%, 6/01/00 ...........................................................................................     100,000     103,326
Solana Beach COP, City Hall Project, 5.80%, 10/01/02 ......................................................      50,000      53,630
South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
   5.35%, 10/01/07 ........................................................................................     995,000   1,089,316
   5.45%, 10/01/08 ........................................................................................   1,040,000   1,149,065
San Francisco Capital Improvements Financing Authority Revenue, South San Francisco Conference Center,
 Refunding,
   5.70%, 9/01/02 .........................................................................................     195,000     206,150
   5.80%, 9/01/03 .........................................................................................     205,000     219,614
   5.90%, 9/01/04 .........................................................................................     215,000     233,208
Southern California Rapid Transit District Revenue, Special Benefit, AD No. A2, 5.80%, 9/01/01 ............     100,000     104,739
Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding, Series A, 5.35%, 12/01/09 ....     385,000     403,461
Stockton Port District, Port Facilities Revenue, Refunding & Improvement, Series A, FSA Insured, 5.75%,
 7/01/11 ..................................................................................................   1,295,000   1,452,278

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Sunline Transport Agency COP, Transport Finance Corp., Series B,
   5.50%, 7/01/03 ...................................................................................  $    450,000  $    481,280
   5.75%, 7/01/06 ...................................................................................       445,000       484,138
Susanville PFA Revenue, Series A, AMBAC Insured, 5.90%, 9/01/02 .....................................       100,000       105,788
Tahoe City PUD, COP, Capital Facilities Project, Series B,
   6.05%, 6/01/01 ...................................................................................       290,000       303,479
   6.15%, 6/01/02 ...................................................................................       835,000       888,816
   6.30%, 6/01/04 ...................................................................................       545,000       598,405
Tehachapi Cummings County Water District Revenue COP, Capital Improvement Project, MBIA Insured,
   5.50%, 8/01/04 ...................................................................................       280,000       301,613
   5.60%, 8/01/05 ...................................................................................       300,000       323,103
   5.75%, 8/01/06 ...................................................................................       320,000       345,674
Temecula RDA Revenue, Tax Allocation, Temecula Redevelopment Project No. 1, Series A, 5.40%, 2/01/04        600,000       626,952
Temecula Valley USD, Series E, FSA Insured, 5.65%, 9/01/07 ..........................................       370,000       412,169
Torrance USD, COP, Series A, 5.85%, 10/01/99 ........................................................       100,000       101,529
Travis USD, COP, Foxboro Elementary School Construction Project, 6.30%, 9/01/02 .....................       200,000       217,602
Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
   5.80%, 4/01/01 ...................................................................................       340,000       352,206
   5.90%, 4/01/02 ...................................................................................       360,000       377,755
   6.00%, 4/01/03 ...................................................................................       380,000       403,989
Ventura USD, COP, Series A,
   5.90%, 4/01/04 ...................................................................................       305,000       324,532
   6.00%, 4/01/05 ...................................................................................       320,000       340,461
   6.10%, 4/01/06 ...................................................................................       340,000       361,706
   6.20%, 4/01/07 ...................................................................................       365,000       388,667
   6.30%, 4/01/08 ...................................................................................       385,000       410,093
   6.40%, 4/01/09 ...................................................................................       410,000       435,772
Virgin Islands PFA Revenue, Senior Lien, Fund Loan Notes, Refunding, Series A,
   5.30%, 10/01/11 ..................................................................................     1,000,000     1,017,420
   5.40%, 10/01/12 ..................................................................................     4,150,000     4,247,525
Virgin Islands Water and Power Authority, Water System Revenue, Refunding,
   (b)4.875%, 7/01/06 ...............................................................................     2,000,000     1,988,220
   (b)5.00%, 7/01/09 ................................................................................     2,000,000     1,979,100
Watsonville RDA, Tax Allocation, Watsonville Redevelopment Project, Series 1993,
   6.00%, 8/01/02 ...................................................................................       510,000       510,688
   6.10%, 8/01/03 ...................................................................................       540,000       540,728
                                                                                                                     ------------
TOTAL BONDS (COST $170,906,983) .....................................................................                 179,108,214
                                                                                                                     ------------
ZERO COUPON/STEP-UP BONDS 1.1%
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Refunding, Series A, zero cpn. to
 1/15/07, 5.60% thereafter, 1/15/16 .................................................................     3,000,000     2,092,800
                                                                                                                     ------------
TOTAL ZERO COUPON/STEP-UP BONDS (COST $1,925,831) ...................................................                   2,092,800
                                                                                                                     ------------
TOTAL LONG TERM INVESTMENTS (COST $172,832,814) .....................................................                 181,201,014
                                                                                                                     ------------

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                   AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS 4.0%
 California State Economic Development Financing Authority Revenue,California
  Independent Systems Project, Series B, Daily VRDN and Put, 4.90%, 4/01/08  . . . . . . . . . . . . . . . $  500,000   $  500,000
 Chula Vista IDR, San Diego Gas Revenue, Refunding, Series A, Daily VRDN and Put, 5.00% 7/01/21   . . . .     100,000      100,000
 Irvine 1915 Act, AD No.97, Daily VRDN and Put, 5.10%, 9/02/23  . . . . . . . . . . . . . . . . . . . . .   5,500,000    5,500,000
 Irvine Ranch Water District, Consolidated Bonds, Refunding, Series B, Daily VRDN and Put, 5.00%, 10/01/99    400,000      400,000
 Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 5.00%, 8/01/16  . . .  .   900,000      900,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $7,400,000)  . . . . . . . . . . . . . . . . . . . . . . . . . .  .                  7,400,000
                                                                                                                      ------------
 TOTAL INVESTMENTS (COST $180,232,814) 100.9%  . . . . . . . . . . . . . . . . . . . . . . . . . . .  .                188,601,014
 OTHER ASSETS, LESS LIABILITIES (.9%)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (1,615,227)
                                                                                                                      ------------
 NET ASSETS 100.0%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               $186,985,787
                                                                                                                      ============


See glossary of terms on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND


                                                  SIX MONTHS ENDED                  YEAR ENDED JUNE 30,
                                                  DECEMBER 31,1998    -------------------------------------------------
                                                   (UNAUDITED)        1998       1997        1996       1995       1994
                                                  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period  . . . . .     $1.00           $1.00      $1.00       $1.00      $1.00      $1.00
                                                  ---------------------------------------------------------------------
Income from investment operations -
 net investment income  . . . . . . . . . . . .         .01             .03        .03         .03        .03        .02
Less distributions from net investment income .        (.01)           (.03)      (.03)       (.03)      (.03)      (.02)
                                                  ---------------------------------------------------------------------
Net asset value, end of period  . . . . . . . .       $1.00           $1.00      $1.00       $1.00      $1.00      $1.00
                                                  ======================================================================
Total return** . . . . . . . . . . . . . . . . .       1.22%           2.85%      2.85%      2.85%       2.94%      1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)   . . . . . .    $633,036        $656,725   $639,791   $597,819    $642,157    $754,121
Ratios to average net assets:
 Expenses   . . . . . . . . . . . . . . . . . .         .60%*           .60%       .60%       .63%        .64%      .61%
 Net investment income  . . . . . . . . . . . .        2.42%*          2.82%      2.83%      2.83%       2.88%     1.82%


*Annualized
**Total return is not annualized.

46                    See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED)

                                                                                                                       PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                               AMOUNT
 -----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS 99.4%
(a)Alameda-Contra Costa Schools Financing Authority, COP, Capital Improvement Financing Projects, Weekly VRDN
  and Put, 3.70%,
    Series C, 7/01/25  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,500,000
    Series E, 6/01/22  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,000,000
 Alameda County TRAN, 4.50%, 7/07/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,000,000
(a)Anaheim COP, 1993 Partnership Project, Refunding, AMBAC Insured, Weekly VRDN and Put, 3.65%, 8/01/19  . . . . . .    4,600,000
(a)Anaheim COP, Police Facilities Refinancing Project, Refunding, AMBAC Insured, Weekly VRDN and Put,
  3.65%, 8/01/08   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,450,000
(a)Big Bear Lake Industrial Revenue, Southwest Gas Corp. Project, Series A, Weekly VRDN and Put, 3.75%, 12/01/28 . .    2,700,000
(a)Burbank RDA, MFR, Issue A, Weekly VRDN and Put, 3.15%, 11/01/10   . . . . . . . . . . . . . . . . . . . . . . . .    1,400,000
(a)Butte County Housing Authority MFR, Pine Tree Apartments Project, Weekly VRDN and Put, 3.75%, 12/01/10   . . . .     2,490,000
(a)California Health Facilities Financing Authority Revenue,
    Children's Hospital, MBIA Insured, Weekly VRDN and Put, 3.60%, 11/01/21  . . . . . . . . . . . . . . . . . . .      2,500,000
    Floating Pool Program, Weekly VRDN and Put, 3.60%, 9/01/20   . . . . . . . . . . . . . . . . . . . . . . . . .        700,000
    Refunding, Catholic Healthcare, Series B, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/12  . . . . . . . . .      4,650,000
    Refunding, Catholic West Facility, Series B, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/05  . . . . . . . .     7,400,000
    Refunding, Catholic West Facility, Series D, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/18  . . . . . . . .     2,100,000
    Refunding, MF, Series C, FNMA Secured, Weekly VRDN and Put, 3.55%, 7/15/13  . . . . . . . . . . . . . . . . . .     4,650,000
    Refunding, Sutter, Series B, AMBAC Insured, Daily VRDN and Put, 5.10%, 7/01/12  . . . . . . . . . . . . . . . .    12,750,000
    Santa Barbara Cottage Hospital, Series B, Weekly VRDN and Put, 3.75%, 9/01/05  . . . . . . . . . . . . . . . .      1,620,000
    Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 3.90%, 7/01/10  . . . . . . . . . . . . . . . . .      5,000,000
    St. Francis Medical Center, Series F, MBIA Insured, Weekly VRDN and Put, 3.90%, 7/01/10   . . . . . . . . . . .     1,300,000
    Sutter Health, Series A, Daily VRDN and Put, 5.10%, 3/01/20  . . . . . . . . . . . . . . . . . . . . . . . . .      2,900,000
(a)California PCFA Revenue,
    Occidental Geo/Santa Fe Geothermal, Monthly VRDN and Weekly Put, 3.25%, 9/01/13  . . . . . . . . . . . . . . .      4,700,000
    Refunding, PG&E, Series B, Daily VRDN and Put, 5.05%, 11/01/26  . . . . . . . . . . . . . . . . . . . . . . . .    10,000,000
    Reynolds Metals Co. Project, Weekly VRDN and Put, 3.35%, 12/01/15   . . . . . . . . . . . . . . . . . . . . . .     1,000,000
(a)California PCFA, Solid Waste Disposal Revenue, Series A,
    Colmac Energy Project, Weekly VRDN and Put, 3.75%, 12/01/16   . . . . . . . . . . . . . . . . . . . . . . . . .     1,200,000
    Shell Oil Co. Martinez Project, Weekly VRDN and Put, 5.00%, 10/01/24   . . . . . . . . . . . . . . . . . . . .      2,000,000
(a)California Public Capital Improvements Financing Authority Revenue, Pooled Project, Series C, Quarterly VRDN
  and Put, 3.10%, 6/01/28  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19,500,000
 California School Cash Reserve Program, Authority, Pooled Project, Series A, 4.50%, 7/02/99  . . . . . . . . . . .    29,000,000
 California State Economic Development Financing Authority Revenue,
    Independent System Project, Project B, 4.90%, 4/01/08   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,900,000
    (a)Independent System Project, Series C, Daily VRDN and Put, 5.15%, 4/01/08   . . . . . . . . . . . . . . . . .     3,700,000
    (a)Refunding, KQED Inc. Project, Weekly VRDN and Put, 3.40%, 4/01/20   . . . . . . . . . . . . . . . . . . . .      2,455,000
 California State GO
    Refunding, 4.00%, 2/01/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,650,000
    TECP, 2.70%, 2/10/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,500,000
    Variable Purpose, Series B, C, G and H, 7.00%, 6/01/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,295,000
 California State RAN, 4.00%, 6/30/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36,700,000
(a)California Statewide Communities Development Corp. Revenue, Series C, Weekly VRDN and Put, 3.85%, 12/01/19,
    American Kleaner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,550,000
    Karcher Property Project  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,700,000
 Capistrano USD, Community Facilities District, Special Tax Aliso Viejo, 7.60%, 9/01/99  . . . . . . . . . . . . .      4,000,000
(a)Chico MFMR, Webb Homes Project, Monthly VRDN and Weekly Put, 3.20%, 1/01/10    . . . . . . . . . . . . . . . . .     2,270,000


 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                                 VALUE
 ----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS 99.4%
(a)Alameda-Contra Costa Schools Financing Authority, COP, Capital Improvement Financing Projects, Weekly VRDN
  and Put, 3.70%,
    Series C, 7/01/25  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  1,500,000
    Series E, 6/01/22  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,000,000
 Alameda County TRAN, 4.50%, 7/07/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,013,347
(a)Anaheim COP, 1993 Partnership Project, Refunding, AMBAC Insured, Weekly VRDN and Put, 3.65%, 8/01/19  . . . . .         4,600,000
(a)Anaheim COP, Police Facilities Refinancing Project, Refunding, AMBAC Insured, Weekly VRDN and Put,
  3.65%, 8/01/08   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,450,000
(a)Big Bear Lake Industrial Revenue, Southwest Gas Corp. Project, Series A, Weekly VRDN and Put, 3.75%, 12/01/28 . .       2,700,000
(a)Burbank RDA, MFR, Issue A, Weekly VRDN and Put, 3.15%, 11/01/10   . . . . . . . . . . . . . . . . . . . . . . . .       1,400,000
(a)Butte County Housing Authority MFR, Pine Tree Apartments Project, Weekly VRDN and Put, 3.75%, 12/01/10   . . . .        2,490,000
(a)California Health Facilities Financing Authority Revenue,
    Children's Hospital, MBIA Insured, Weekly VRDN and Put, 3.60%, 11/01/21  . . . . . . . . . . . . . . . . . . . .       2,500,000
    Floating Pool Program, Weekly VRDN and Put, 3.60%, 9/01/20   . . . . . . . . . . . . . . . . . . . . . . . . . .         700,000
    Refunding, Catholic Healthcare, Series B, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/12  . . . . . . . . . .       4,650,000
    Refunding, Catholic West Facility, Series B, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/05  . . . . . . . .        7,400,000
    Refunding, Catholic West Facility, Series D, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/18  . . . . . . . .        2,100,000
    Refunding, MF, Series C, FNMA Secured, Weekly VRDN and Put, 3.55%, 7/15/13  . . . . . . . . . . . . . . . . . .        4,650,000
    Refunding, Sutter, Series B, AMBAC Insured, Daily VRDN and Put, 5.10%, 7/01/12  . . . . . . . . . . . . . . . .       12,750,000
    Santa Barbara Cottage Hospital, Series B, Weekly VRDN and Put, 3.75%, 9/01/05  . . . . . . . . . . . . . . . . .       1,620,000
    Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 3.90%, 7/01/10  . . . . . . . . . . . . . . . . . .       5,000,000
    St. Francis Medical Center, Series F, MBIA Insured, Weekly VRDN and Put, 3.90%, 7/01/10   . . . . . . . . . . .        1,300,000
    Sutter Health, Series A, Daily VRDN and Put, 5.10%, 3/01/20  . . . . . . . . . . . . . . . . . . . . . . . . . .       2,900,000
(a)California PCFA Revenue,
    Occidental Geo/Santa Fe Geothermal, Monthly VRDN and Weekly Put, 3.25%, 9/01/13  . . . . . . . . . . . . . . . .       4,700,000
    Refunding, PG&E, Series B, Daily VRDN and Put, 5.05%, 11/01/26  . . . . . . . . . . . . . . . . . . . . . . . .       10,000,000
    Reynolds Metals Co. Project, Weekly VRDN and Put, 3.35%, 12/01/15   . . . . . . . . . . . . . . . . . . . . . .        1,000,000
(a)California PCFA, Solid Waste Disposal Revenue, Series A,
    Colmac Energy Project, Weekly VRDN and Put, 3.75%, 12/01/16   . . . . . . . . . . . . . . . . . . . . . . . . .        1,200,000
    Shell Oil Co. Martinez Project, Weekly VRDN and Put, 5.00%, 10/01/24   . . . . . . . . . . . . . . . . . . . . .       2,000,000
(a)California Public Capital Improvements Financing Authority Revenue, Pooled Project, Series C, Quarterly VRDN
  and Put, 3.10%, 6/01/28  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19,500,000
 California School Cash Reserve Program, Authority, Pooled Project, Series A, 4.50%, 7/02/99  . . . . . . . . . . .       29,116,853
 California State Economic Development Financing Authority Revenue,
    Independent System Project, Project B, 4.90%, 4/01/08   . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,900,000
    (a)Independent System Project, Series C, Daily VRDN and Put, 5.15%, 4/01/08   . . . . . . . . . . . . . . . . .        3,700,000
    (a)Refunding, KQED Inc. Project, Weekly VRDN and Put, 3.40%, 4/01/20   . . . . . . . . . . . . . . . . . . . . .       2,455,000
 California State GO
    Refunding, 4.00%, 2/01/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,651,641
    TECP, 2.70%, 2/10/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,500,000
    Variable Purpose, Series B, C, G and H, 7.00%, 6/01/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,313,285
 California State RAN, 4.00%, 6/30/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36,868,463
(a)California Statewide Communities Development Corp. Revenue, Series C, Weekly VRDN and Put, 3.85%, 12/01/19,
    American Kleaner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,550,000
    Karcher Property Project  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,700,000
 Capistrano USD, Community Facilities Distric, Special Tax Aliso Viejo, 7.60%, 9/01/99  . . . . . . . . . . . . . .        4,201,557
(a)Chico MFMR, Webb Homes Project, Monthly VRDN and Weekly Put, 3.20%, 1/01/10    . . . . . . . . . . . . . . . . .        2,270,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)



                                                                                                                       PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                              AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)Concord MFMR, Weekly VRDN and Put,
    Arcadian Facility, Series A, 3.55%, 7/15/18   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..  $ 8,100,000
    Bel Air Apartments, Issue A, 3.70%, 12/01/16  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      500,000
(a)Duarte RDA, COP, Johnson Duarte Project, Series B, Weekly VRDN and Put, 3.70%, 12/01/14,   . . . . . . . . . . ..    1,000,000
(a)Dublin Housing Authority, MFHR, Park Sierra Housing, Series A, Weekly VRDN and Put, 3.80%, 6/01/28  . . . . . . .    1,100,000
   East Bay MUD, TECP, 2.75%, 2/09/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13,000,000
   (a)Foothill/Eastern Transportation Corridor Agency, California Toll Road Revenue, Weekly VRDN and Put, 1/02/35,
    Series B, 3.75%   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..   15,400,000
    Series C, 3.60%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,000,000
(a)Fresno MFHR, Refunding, Heron Pointe Apartments, Series A, Weekly VRDN and Put, 3.75%, 6/01/07  . . . . . . . . .    1,000,000
   Inglewood Redevelop Agency, Tax Allocation, Merged Redevelop Project, Refunding, Series A, 3.10%, 5/01/99  . . ..      850,000
   (a)Irvine 1915 Act, Daily VRDN and Put, 5.10%,
    AD 92, 9/02/21  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    4,545,000
    AD 93, Oak Creek Project, 9/02/22  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,400,000
    AD 95, 9/02/20  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    3,600,000
    AD 96, Northwest Project, 9/02/22  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,500,000
    AD 97, 9/02/23  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..   14,600,000
(a)Irvine Ranch Water District, COP, Daily VRDN and Put, 5.00%, 8/01/16  . . . . . . . . . . . . . . . . . . . . . .    1,700,000
(a)Kern County Board Education, TRAN, Weekly VRDN and Put, 6/30/99
    4.25%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,000,000
    5.10%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,400,000
(a)Kern County COP, Kern Public Facilities Project, Series A, Weekly VRDN and Put, 3.60%, 8/01/06  . . . . . . . . .    1,800,000
(a)Lancaster RDA, MFHR, Westwood Park Apartments, Series K, Weekly VRDN and Put, 3.40%, 12/01/07  . . . . . . . . ..      900,000
(a)Livermore MFHR, Refunding, Richards Manor, Series A, Weekly VRDN and Put, 3.05%, 12/01/22  . . . . . . . . . . ..    6,870,000
(a)Los Angeles Community RDA, MFHR, Grand Promende Project, Weekly VRDN and Put, 3.40%, 12/01/10  . . . . . . . . ..    1,300,000
(a)Los Angeles County Housing Authority, MFHR, Weekly VRDN and Put, Sand Canyon Ranch Project, Series F,
   3.50%, 11/01/06  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    4,500,000
(a)Los Angeles County Pension Obligation, Refunding, AMBAC Insured, Weekly VRDN and Put, 3.70%, 6/30/07,
    Series A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    2,500,000
    Series B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    6,600,000
    Los Angeles County TRAN, Series A, 4.50%, 6/30/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34,400,000
(a)Los Angeles CRDA, COP, Weekly VRDN and Put,
    Baldwin Hill Park, 3.80%, 12/01/14  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    1,000,000
    Broadway Spring Center Program, 3.85%, 7/01/12  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      400,000
(a)Los Angeles MFHR, Housing, Mariposa Gardens Project, Series H, Weekly VRDN and Put, 2.75%, 9/01/15  . . . . . . .      600,000
(a)Los Angeles MFHR, Weekly VRDN and Put,
   Casden Project, Series K, 3.60%, 7/01/10  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,300,000
   Lucas Studios Project, Series D, 4.05%, 12/01/21  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,200,000
   Masselin Manor, 3.65%, 7/01/15  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,400,000
   Los Angeles Water and Power, TECP, 2.80%, 2/16/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    5,000,000
(a)Metropolitan Water District, Southern California Waterworks Revenue, Refunding, Series A, AMBAC Insured,
   Weekly VRDN and Put, 3.75%, 6/01/23   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8,365,000
(a)Moorpark MFR, Refunding, Le Club Apartments Project, Series A, Weekly VRDN and Put, 3.65%, 11/01/15  . . . . . ..    3,500,000
(a)M-S-R Public Power Agency Revenue, San Juan Project, Refunding, Subordinated Lien, Series E, MBIA Insured,
   Weekly VRDN and Put, 3.80%, 7/01/22   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15,400,000
   Oakland USD, Alameda Revenue County, TRAN, 3.25%, 11/09/99  . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,000,000
(a)Ontario MFR, Park Centre Partners Project, Series A, Weekly VRDN and Put, 3.447%, 8/01/07  . . . . . . . . . . ..    1,900,000



 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)Concord MFMR, Weekly VRDN and Put,
    Arcadian Facility, Series A, 3.55%, 7/15/18   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 8,100,000
    Bel Air Apartments, Issue A, 3.70%, 12/01/16  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       500,000
(a)Duarte RDA, COP, Johnson Duarte Project, Series B, Weekly VRDN and Put, 3.70%, 12/01/14,   . . . . . . . . . . . .     1,000,000
(a)Dublin Housing Authority, MFHR, Park Sierra Housing, Series A, Weekly VRDN and Put, 3.80%, 6/01/28  . . . . . . ..     1,100,000
   East Bay MUD, TECP, 2.75%, 2/09/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    13,000,000
(a)Foothill/Eastern Transportation Corridor Agency, California Toll Road Revenue, Weekly VRDN and Put, 1/02/35,
    Series B, 3.75%   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15,400,000
    Series C, 3.60%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..     5,000,000
(a)Fresno MFHR, Refunding, Heron Pointe Apartments, Series A, Weekly VRDN and Put, 3.75%, 6/01/07  . . . . . . . . ..     1,000,000
   Inglewood Redevelop Agency, Tax Allocation, Merged Redevelop Project, Refunding, Series A, 3.10%, 5/01/99  . . . .       850,244
(a)Irvine 1915 Act, Daily VRDN and Put, 5.10%,
    AD 92, 9/02/21  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,545,000
    AD 93, Oak Creek Project, 9/02/22  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..     5,400,000
    AD 95, 9/02/20  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3,600,000
    AD 96, Northwest Project, 9/02/22  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..     6,500,000
    AD 97, 9/02/23  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14,600,000
(a)Irvine Ranch Water District, COP, Daily VRDN and Put, 5.00%, 8/01/16  . . . . . . . . . . . . . . . . . . . . . ..     1,700,000
(a)Kern County Board Education, TRAN, Weekly VRDN and Put, 6/30/99
    4.25%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..     3,009,999
    5.10%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..     2,400,000
(a)Kern County COP, Kern Public Facilities Project, Series A, Weekly VRDN and Put, 3.60%, 8/01/06  . . . . . . . . ..     1,800,000
(a)Lancaster RDA, MFHR, Westwood Park Apartments, Series K, Weekly VRDN and Put, 3.40%, 12/01/07  . . . . . . . . . .       900,000
(a)Livermore MFHR, Refunding, Richards Manor, Series A, Weekly VRDN and Put, 3.05%, 12/01/22  . . . . . . . . . . . .     6,870,000
(a)Los Angeles Community RDA, MFHR, Grand Promende Project, Weekly VRDN and Put, 3.40%, 12/01/10  . . . . . . . . . .     1,300,000
(a)Los Angeles County Housing Authority, MFHR, Weekly VRDN and Put, Sand Canyon Ranch Project, Series F,
   3.50%, 11/01/06  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4,500,000
(a)Los Angeles County Pension Obligation, Refunding, AMBAC Insured, Weekly VRDN and Put, 3.70%, 6/30/07,
    Series A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2,500,000
    Series B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6,600,000
    Los Angeles County TRAN, Series A, 4.50%, 6/30/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..    34,546,309
(a)Los Angeles CRDA, COP, Weekly VRDN and Put,
    Baldwin Hill Park, 3.80%, 12/01/14  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,000,000
    Broadway Spring Center Program, 3.85%, 7/01/12  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       400,000
(a)Los Angeles MFHR, Housing, Mariposa Gardens Project, Series H, Weekly VRDN and Put, 2.75%, 9/01/15  . . . . . . ..       600,000
(a)Los Angeles MFHR, Weekly VRDN and Put,
    Casden Project, Series K, 3.60%, 7/01/10  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,300,000
    Lucas Studios Project, Series D, 4.05%, 12/01/21  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,200,000
    Masselin Manor, 3.65%, 7/01/15  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,400,000
    Los Angeles Water and Power, TECP, 2.80%, 2/16/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      5,000,000
(a)Metropolitan Water District, Southern California Waterworks Revenue, Refunding, Series A, AMBAC Insured,
  Weekly VRDN and Put, 3.75%, 6/01/23   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8,365,000
(a)Moorpark MFR, Refunding, Le Club Apartments Project, Series A, Weekly VRDN and Put, 3.65%, 11/01/15  . . . . . . .      3,500,000
(a)M-S-R Public Power Agency Revenue, San Juan Project, Refunding, Subordinated Lien, Series E, MBIA Insured,
   Weekly VRDN and Put, 3.80%, 7/01/22   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..     15,400,000
   Oakland USD, Alameda Revenue County, TRAN, 3.25%, 11/09/99  . . . . . . . . . . . . . . . . . . . . . . . . . . ..      5,018,686
(a)Ontario MFR, Park Centre Partners Project, Series A, Weekly VRDN and Put, 3.447%, 8/01/07  . . . . . . . . . . . .      1,900,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, December 31, 1998 (unaudited) (cont.)

                                                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                            AMOUNT
------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)Orange County Apartment Development Revenue, Weekly VRDN and Put,
    Issue I, Park Ridge, 3.40%, 11/01/08  ......................................................................   $ 1,600,000
    Jessy L. Frost Project, Issue B, 3.60%, 3/01/09  ...........................................................       100,000
    Refunding, The Lakes Projects, Series A, 3.80%, 12/01/06  ..................................................     9,250,000
(a)Orange County, COP, Series 1 and 2, Weekly VRDN and Put, 5.00%, 8/01/17  ....................................     6,000,000
(a)Oxnard RDA, COP, Channel Islands Business Center, Weekly VRDN and Put, 3.928%, 7/01/05  .....................       390,000
(a)Pico Rivera RDA, COP, Crossroad Plaza Project, Weekly VRDN and Put, 3.50%, 12/01/10  ........................     1,500,000
(a)Pleasanton MFMR Var-Valley Plaza-A-Remarketing, Weekly VRDN and Put, 3.55%, 7/15/18  ........................     3,660,000
 Puerto Rico Commonwealth, TRAN, Series A, 3.50%, 7/30/99,  ....................................................     2,000,000
(a)Rancho Mirage RDA, COP, Weekly VRDN and Put, 3.70%, 10/01/16  ...............................................     4,100,000
(a)Redlands MFHR, Refunding, Parkview Terrace, Series A, Weekly VRDN and Put, 3.75%, 2/01/16   .................     3,550,000
(a)Redwood City, COP, City Hall Project, Weekly VRDN and Put, 3.85%, 7/01/21  ..................................     2,400,000
(a)Riverside County Housing Authority MFMR, Emeritus Park, Series B, Weekly VRDN and Put, 3.55%, 7/15/18 .......     3,150,000
(a)Riverside County IDA Revenue, Weekly VRDN and Put, Calavo Growers, 3.50%, 9/01/05   .........................     1,500,000
  Riverside County, Special Tax, 3.50%, 9/01/99  ...............................................................     8,000,000
(a)Roseville Finance Authority Hospital, Lease Revenue, Series A, Roseville Hospital, Weekly VRDN and Put,
  3.65%, 10/01/14  .............................................................................................     9,100,000
(a)Sacramento, Cogeneration Authority, Cogeneration Project Revenue, Refunding, 4.50%, 7/01/99  ................       900,000
(a)Sacramento County COP, Administration Center and Court House Project, Weekly VRDN and Put,
  3.70%,6/01/20   ..............................................................................................     8,255,000
(a)Sacramento County MFR, Various Housing Projects, Smoketree, Series A, Weekly VRDN and Put, 3.55%, 4/15/10  ..     6,850,000
  Sacramento MUD, TECP, 2.80%, 2/01/99  ........................................................................    12,000,000
(a)San Bernardino County, MFHR, Weekly VRDN and Put,
    Refunding, Quail Properties, Series A, 3.55%, 7/01/14  .....................................................     4,350,000
    Western Properties Project I, 3.20%, 2/01/05  ..............................................................     1,950,000
    Western Properties Project III, 3.20%, 8/01/05   ...........................................................       900,000
    Western Properties Project IV, 3.20%, 8/01/05  .............................................................     1,600,000
    Western Properties Project V, 3.20%, 8/01/05  ..............................................................     2,550,000
(a)San Diego County MFHR, Nationwide, Series C, Weekly VRDN and Put, 3.55%, 4/15/05  ...........................     1,400,000
  San Diego Gas and Electric, TECP, 3.25%, 1/15/99  ............................................................     5,500,000
(a)San Diego MFMR, California Housing Authority, La Cima Apartments, Series K, Weekly VRDN and Put,
  3.65%, 12/01/08  .............................................................................................     2,400,000
(a)San Diego MFMR, Refunding, University Town Center Apartments, Weekly VRDN and Put, 3.70%, 10/01/15  .........     4,900,000
(a)San Dimas RDA, Commercial Development Revenue, San Dimas Commercial Center, Monthly VRDN and Put,
  3.30%, 12/01/13  .............................................................................................       900,000
  San Francisco Bart, TECP, 2.75%, 4/05/99  ....................................................................    10,000,000
(a)San Francisco City and County MFHR, Winterland Project, Series C, Weekly VRDN and Put, 3.50%, 6/01/06  ......     4,500,000
(a)San Francisco City and County RDA, MFR, Refunding, Fillmore Center, Series B-2, Weekly VRDN and Put,
  3.70%, 12/01/17  .............................................................................................     1,000,000
(a)San Francisco City and County RDA, MFR, Rincon Center Project No.8, Series B, Weekly VRDN and Put,
  3.50%, 12/01/06  .............................................................................................     4,295,000
(a)San Jose MFMR, Somerset Park Apartment Project, Weekly VRDN and Put, 3.50%, 11/01/17   ......................     1,000,000
(a)San Jose-Santa Clara Water Financing Authority, Sewer Revenue, Series B, Weekly VRDN and Put,
  3.65%, 11/15/11  .............................................................................................     1,200,000
(a)San Mateo County Housing Authority, MFHR, Pacific Oaks Apartment Project, Series A, Weekly VRDN and Put,
  3.70%, 7/01/17   .............................................................................................     2,950,000
(a)Santa Ana MFHR, Refunding, Vintage Apartments, Series A, Weekly VRDN and Put, 3.70%, 12/01/22   .............     3,500,000


 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                             VALUE
------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)Orange County Apartment Development Revenue, Weekly VRDN and Put,
    Issue I, Park Ridge, 3.40%, 11/01/08  ......................................................................   $  1,600,000
    Jessy L. Frost Project, Issue B, 3.60%, 3/01/09  ...........................................................        100,000
    Refunding, The Lakes Projects, Series A, 3.80%, 12/01/06  ..................................................      9,250,000
(a)Orange County, COP, Series 1 and 2, Weekly VRDN and Put, 5.00%, 8/01/17  ....................................      6,000,000
(a)Oxnard RDA, COP, Channel Islands Business Center, Weekly VRDN and Put, 3.928%, 7/01/05  .....................        390,000
(a)Pico Rivera RDA, COP, Crossroad Plaza Project, Weekly VRDN and Put, 3.50%, 12/01/10  ........................      1,500,000
(a)Pleasanton MFMR Var-Valley Plaza-A-Remarketing, Weekly VRDN and Put, 3.55%, 7/15/18  ........................      3,660,000
  Puerto Rico Commonwealth, TRAN, Series A, 3.50%, 7/30/99,  ...................................................      2,007,381
(a)Rancho Mirage RDA, COP, Weekly VRDN and Put, 3.70%, 10/01/16  ...............................................      4,100,000
(a)Redlands MFHR, Refunding, Parkview Terrace, Series A, Weekly VRDN and Put, 3.75%, 2/01/16   .................      3,550,000
(a)Redwood City, COP, City Hall Project, Weekly VRDN and Put, 3.85%, 7/01/21  ..................................      2,400,000
(a)Riverside County Housing Authority MFMR, Emeritus Park, Series B, Weekly VRDN and Put, 3.55%, 7/15/18   .....      3,150,000
(a)Riverside County IDA Revenue, Weekly VRDN and Put, Calavo Growers, 3.50%, 9/01/05   .........................      1,500,000
  Riverside County, Special Tax, 3.50%, 9/01/99  ...............................................................      8,000,000
(a)Roseville Finance Authority Hospital, Lease Revenue, Series A, Roseville Hospital, Weekly VRDN and Put,
  3.65%, 10/01/14  .............................................................................................      9,100,000
(a)Sacramento, Cogeneration Authority, Cogeneration Project Revenue, Refunding, 4.50%, 7/01/99  ................        904,353
(a)Sacramento County COP, Administration Center and Court House Project, Weekly VRDN and Put,
  3.70%, 6/01/20   .............................................................................................      8,255,000
(a)Sacramento County MFR, Various Housing Projects, Smoketree, Series A, Weekly VRDN and Put, 3.55%, 4/15/10  ..      6,850,000
 Sacramento MUD, TECP, 2.80%, 2/01/99  .........................................................................     12,000,000
(a)San Bernardino County, MFHR, Weekly VRDN and Put,
    Refunding, Quail Properties, Series A, 3.55%, 7/01/14  .....................................................      4,350,000
    Western Properties Project I, 3.20%, 2/01/05  ..............................................................      1,950,000
    Western Properties Project III, 3.20%, 8/01/05   ...........................................................        900,000
    Western Properties Project IV, 3.20%, 8/01/05  .............................................................      1,600,000
    Western Properties Project V, 3.20%, 8/01/05  ..............................................................      2,550,000
(a)San Diego County MFHR, Nationwide, Series C, Weekly VRDN and Put, 3.55%, 4/15/05  ...........................      1,400,000
 San Diego Gas and Electric, TECP, 3.25%, 1/15/99  .............................................................      5,500,000
(a)San Diego MFMR, California Housing Authority, La Cima Apartments, Series K, Weekly VRDN and Put,
  3.65%, 12/01/08  .............................................................................................      2,400,000
(a)San Diego MFMR, Refunding, University Town Center Apartments, Weekly VRDN and Put, 3.70%, 10/01/15  .........      4,900,000
(a)San Dimas RDA, Commercial Development Revenue, San Dimas Commercial Center, Monthly VRDN and Put,
  3.30%, 12/01/13  .............................................................................................        900,000
 San Francisco Bart, TECP, 2.75%, 4/05/99  .....................................................................     10,000,000
(a)San Francisco City and County MFHR, Winterland Project, Series C, Weekly VRDN and Put, 3.50%, 6/01/06  ......      4,500,000
(a)San Francisco City and County RDA, MFR, Refunding, Fillmore Center, Series B-2, Weekly VRDN and Put,
  3.70%, 12/01/17  .............................................................................................      1,000,000
(a)San Francisco City and County RDA, MFR, Rincon Center Project No.8, Series B, Weekly VRDN and Put,
  3.50%, 12/01/06  .............................................................................................      4,295,000
(a)San Jose MFMR, Somerset Park Apartment Project, Weekly VRDN and Put, 3.50%, 11/01/17   ......................      1,000,000
(a)San Jose-Santa Clara Water Financing Authority, Sewer Revenue, Series B, Weekly VRDN and Put,
  3.65%, 11/15/11  .............................................................................................      1,200,000
(a)San Mateo County Housing Authority, MFHR, Pacific Oaks Apartment Project, Series A, Weekly VRDN and Put,
  3.70%, 7/01/17   .............................................................................................      2,950,000
(a)Santa Ana MFHR, Refunding, Vintage Apartments, Series A, Weekly VRDN and Put, 3.70%, 12/01/22   .............      3,500,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

                                                                                                                       PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                               AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)Santa Clara County Housing Authority, MFHR, Refunding, Benton Park Center Apartments, Series A,
  FNMA Secured, Weekly VRDN and Put, 3.80%, 12/15/25  .............................................................   $ 5,000,000
 Santa Clara County, TRAN, 4.50%, 10/01/99  .......................................................................     3,000,000
(a)South San Francisco MFR, Magnolia Plaza Apartments, Series A, Weekly VRDN and Put, 3.70%, 5/01/17  .............       500,000
(a)Southern California Public Power Authority Revenue, Weekly VRDN and Put,
    3.65%, 7/01/17 ................................................................................................       500,000
    Transmission Project, Refunding, AMBAC Insured, 3.65%, 7/01/19  ...............................................    27,100,000
    Transmission Project, Refunding, Series B, FSA Insured, 3.80%, 7/01/23  .......................................     6,600,000
(a)Southern California Public Power Authority, Sub-Palo Verde Project, Refunding, Series B, AMBAC Insured,
  Weekly VRDN and Put, 3.65%, 7/01/09   ..........................................................................      2,000,000
(a)Suisun City MFMR, Housing Authority, Village Green Apartments, Series A, Weekly VRDN and Put, 3.55%, 6/15/18 ..      8,800,000
(a)Tustin 1915 Act, Reassessment District No.95-2, Series A, Daily VRDN and Put, 5.10%, 9/02/13  .................     24,734,000
 Vallectos Water District, Water Revenue, COP, Twin Oaks Reservoir Project, Weekly VRDN and Put, 3.60%, 7/01/30 ..      2,600,000
(a)West Basin Municipal Water District Revenue, COP, Phase II Recycled Water Project, Series C, Weekly VRDN
  and Put, 3.60%, 8/01/27  .......................................................................................      2,000,000
(a)Western Riverside County Regional Wastewater Authority Treatment, Daily VRDN and Put, 5.10%, 4/01/28  .........      8,750,000
 TOTAL INVESTMENTS (COST $628,987,559 ) 99.4%  ...................................................................
 OTHER ASSETS, LESS LIABILITIES .6%   ............................................................................
 NET ASSETS 100.0%  ..............................................................................................



 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                                               VALUE
---------------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
(a)Santa Clara County Housing Authority, MFHR, Refunding, Benton Park Center Apartments, Series A,
  FNMA Secured, Weekly VRDN and Put, 3.80%, 12/15/25  ............................................................   $  5,000,000
 Santa Clara County, TRAN, 4.50%, 10/01/99  ......................................................................      3,036,441
(a)South San Francisco MFR, Magnolia Plaza Apartments, Series A, Weekly VRDN and Put, 3.70%, 5/01/17  ............        500,000
(a)Southern California Public Power Authority Revenue, Weekly VRDN and Put,
    3.65%, 7/01/17 ...............................................................................................        500,000
    Transmission Project, Refunding, AMBAC Insured, 3.65%, 7/01/19  ..............................................     27,100,000
    Transmission Project, Refunding, Series B, FSA Insured, 3.80%, 7/01/23  ......................................      6,600,000
(a)Southern California Public Power Authority, Sub-Palo Verde Project, Refunding, Series B, AMBAC Insured,
  Weekly VRDN and Put, 3.65%, 7/01/09   ..........................................................................      2,000,000
(a)Suisun City MFMR, Housing Authority, Village Green Apartments, Series A, Weekly VRDN and Put, 3.55%, 6/15/18 ..      8,800,000
(a)Tustin 1915 Act, Reassessment District No.95-2, Series A, Daily VRDN and Put, 5.10%, 9/02/13  .................     24,734,000
 Vallectos Water District, Water Revenue, COP, Twin Oaks Reservoir Project, Weekly VRDN and Put, 3.60%, 7/01/30 ..      2,600,000
(a)West Basin Municipal Water District Revenue, COP, Phase II Recycled Water Project, Series C, Weekly VRDN
  and Put, 3.60%, 8/01/27  .......................................................................................      2,000,000
(a)Western Riverside County Regional Wastewater Authority Treatment, Daily VRDN and Put, 5.10%, 4/01/28  .........      8,750,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $628,987,559) 99.4%  ....................................................................    628,987,559
 OTHER ASSETS, LESS LIABILITIES .6%   ............................................................................      4,048,531
                                                                                                                     ------------
 NET ASSETS 100.0%  ..............................................................................................   $633,036,090
                                                                                                                     ============

See glossary of terms on page 51.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

50                                     See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS

1915 Act - Improvement Bond Act of 1915

ABAG     - Association of Bay Area Governments

AD       - Assessment District

AMBAC    - American Municipal Bond Assurance Corp.

BART     - Bay Area Rapid Transit

BIG      - Bond Investors Guaranty Insurance Co.(Acquired by MBIA in 1989 and no
           longer does business under this name)

CDA  -     Community Development Agency

CFD  -     Community Facilities District

CHFCLP -   California Health Facilities Construction Loan Program

COP  -     Certificate of Participation

CRDA -     Community Redevelopment Agency

ETM  -     Escrow to Maturity

FGIC -     Financial Guaranty Insurance Co.

FNMA -     Federal National Mortgage Association

FSA  -     Financial Security Assistance (Some of the securities shown as FSA were originally Insured by Capital Guaranty Insurance Co.(CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)

GNMA   -   Government National Mortgage Association

GO     -   General Obligation

HFA    -   Housing Finance Authority/Agency

HMR    -   Home Mortgage Revenue

ID     -   Improvement District

IDA    -   Industrial Development Authority/Agency

IDR    -   Industrial Development Revenue

MF     -   Multi-Family

MBIA   -   Municipal Bond Investors Assurance Corp.

MFHR   -   Multi-Family Housing Revenue

MFMR   -   Multi-Family Mortgage Revenue

MFR    -   Multi-Family Revenue

MTA    -   Metropolitan Transportation Authority

MUD    -   Municipal Utility District

PCFA   -   Pollution Control Financing Authority

PCR    -   Pollution Control Revenue

PFA    -   Public Financing Authority

PUD    -   Public Utility District

RAN    -   Revenue Anticipation Notes

RDA    -   Redevelopment Authority/Agency

RMR    -   Residential Mortgage Revenue

SFM    -   Single Family Mortgage

SFMR   -   Single Family Mortgage Revenue

TECP   -   Tax-Exempt Commercial Paper

TRAN   -   Tax and Revenue Anticipation Notes

USD    -   Unified School District

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (UNAUDITED)

                                                                      FRANKLIN        FRANKLIN CALIFORNIA          FRANKLIN
                                                                     CALIFORNIA       INTERMEDIATE-TERM           CALIFORNIA
                                                                  INSURED TAX-FREE        TAX-FREE                TAX-EXEMPT
                                                                     INCOME FUND         INCOME FUND              MONEY FUND
                                                                  ----------------------------------------------------------
Assets:
 Investments in securities:
  Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,725,416,235       $180,232,814            $628,987,559
                                                                   =========================================================
  Value   . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,852,183,127        188,601,014             628,987,559
 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . ..            89,406             67,806                 623,963
 Receivables:
  Investment securities sold  . . . . . . . . . . . . . . . . .            25,000             10,000                      --
  Capital shares sold  . . . . . . . . . . . . . . . . . . . ..         2,614,080            603,078                 152,349
  Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .        30,760,039          2,668,820               4,075,216
                                                                   ---------------------------------------------------------
      Total assets  . . . . . . . . . . . . . . . . . . . . . .     1,885,671,652        191,950,718             633,839,087
                                                                   ---------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased   . . . . . . . . . . . . . .         9,815,056          3,985,532                      --
  Capital shares redeemed  . . . . . . . . . . . . . . . . .  .           934,654            535,681                   26,644
  Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . .         1,096,334             93,734                  297,547
  Shareholders  . . . . . . . . . . . . . . . . . . . . . . . .         2,018,629            106,203                  269,326
 Distributions to shareholders  . . . . . . . . . . . . . . . .         2,395,585            217,603                   86,245
 Other liabilities   . . . . . . . . . . . . . . . . . . . . ..           129,772             26,178                  123,235
                                                                   ---------------------------------------------------------
      Total liabilities  . . . . . . . . . . . . . . . . . . ..        16,390,030          4,964,931                  802,997
                                                                   ---------------------------------------------------------
       Net assets, at value   . . . . . . . . . . . . . . . ...    $1,869,281,622       $186,985,787             $633,036,090
                                                                   =========================================================
Net assets consist of:
 Undistributed net investment income  . . . . . . . . . . . . .    $           --       $    307,249             $         --
 Accumulated distributions in excess of net investment income .        (1,183,628)                --                       --
 Net unrealized appreciation  . . . . . . . . . . . . . . . . .       126,766,892          8,368,200                       --
 Accumulated net realized gain (loss)  . . . . . . . . . . .  .         1,400,483           (140,579)                      --
 Capital shares  . . . . . . . . . . . . . . . . . . . . . .  .     1,742,297,875        178,450,917              633,036,090
                                                                   ---------------------------------------------------------
      Net assets, at value . . . . . . . . . . . . . . . . .  .    $1,869,281,622       $186,985,787             $633,036,090
                                                                   =========================================================


52                                      See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31,1998 (UNAUDITED) (CONT.)

                                                                    FRANKLIN         FRANKLIN CALIFORNIA         FRANKLIN
                                                                   CALIFORNIA         INTERMEDIATE-TERM         CALIFORNIA
                                                                INSURED TAX-FREE        TAX-FREE                TAX-EXEMPT
                                                                   INCOME FUND        INCOME FUND               MONEY FUND
                                                                ----------------------------------------------------------
CLASS I:
 Net assets,at value  . . . . . . . . . . . . . . . . . . . .   $1,799,653,164        $186,985,787            $633,036,090
                                                                ----------------------------------------------------------
 Shares outstanding   . . . . . . . . . . . . . . . . . . . .      143,434,451          16,407,841             633,036,090
                                                                ----------------------------------------------------------
 Net asset value per share* . . . . . . . . . . . . . . . . .           $12.55              $11.40                   $1.00
                                                                ----------------------------------------------------------
 Maximum offering price per share
  (Net asset value / 95.75%, 97.75%, and 100%, respectively).           $13.11              $11.66                   $1.00
                                                                ----------------------------------------------------------
CLASS II:
 Net assets,at value  . . . . . . . . . . . . . . . . . . . .   $   69,628,458                  --                      --
                                                                ----------------------------------------------------------
 Shares outstanding  . . . . . . . . . . . . . . . . . . . ..        5,515,302                  --                      --
                                                                ----------------------------------------------------------
 Net asset value per share*   . . . . . . . . . . . . . . . .           $12.62                  --                      --
                                                                ----------------------------------------------------------
 Maximum offering price per share
  (Net asset value / 99.00%)  . . . . . . . . . . . . . . . .           $12.75                  --                      --
                                                                ----------------------------------------------------------


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.                                            53

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31,1998 (UNAUDITED)

                                                                FRANKLIN      FRANKLIN CALIFORNIA            FRANKLIN
                                                               CALIFORNIA       INTERMEDIATE-TERM           CALIFORNIA
                                                            INSURED TAX-FREE        TAX-FREE                TAX-EXEMPT
                                                              INCOME FUND         INCOME FUND               MONEY FUND
                                                            -----------------------------------------------------------
Investment income:
 Interest   . . . . . . . . . . . . . . . . . . . . . . .      $50,551,524          $4,395,254              $9,796,131
                                                               --------------------------------------------------------
Expenses:
 Management fees (Note 3)  . . . . . . . . . . . . . . .         4,269,073             501,973               1,598,486
 Distribution fees (Note 3)
  Class I  . . . . . . . . . . . . . . . . . . . . . . .           811,048              86,975                      --
  Class II  . . . . . . . . . . . . . . . . . . . . . . .          204,699                  --                      --
 Transfer agent fees (Note 3)  . . . . . . . . . . . . .           206,641              17,200                 198,174
 Custodian fees  . . . . . . . . . . . . . . . . . . . .            10,042                 835                   5,157
 Reports to shareholders  . . . . . . . . . . . . . . . .           90,941              11,658                 110,211
 Registration and filing fees  . . . . . . . . . . . . .               855               1,183                   2,163
 Professional fees  . . . . . . . . . . . . . . . . . . .           30,866               3,346                  20,580
 Trustees' fees and expenses  . . . . . . . . . . . . . .           28,439               2,230                  10,161
 Insurance  . . . . . . . . . . . . . . . . . . . . . . .            3,454                  --                      --
 Pricing fees  . . . . . . . . . . . . . . . . . . . . .            25,882              16,445                     514
 Other  . . . . . . . . . . . . . . . . . . . . . . . . .           11,705                 679                  15,460
                                                               -------------------------------------------------------
      Total expenses  . . . . . . . . . . . . . . . . . .        5,693,645             642,524               1,960,906
      Expenses waived/paid by affiliate (Note 3)  . . . .               --            (120,914)                     --
                                                               -------------------------------------------------------
       Net expenses  . . . . . . . . . . . . . . . . . .         5,693,645             521,610               1,960,906
                                                               -------------------------------------------------------
        Net investment income  . . . . . . . . . . . . .        44,857,879           3,873,644               7,835,225
                                                               -------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments  . . . . . . .        2,238,003              55,067                  (1,791)
 Net unrealized appreciation on investments   . . . . . .       19,756,530           2,229,097                      --
                                                               -------------------------------------------------------
Net realized and unrealized gain (loss)  . . . . . . . .        21,994,533           2,284,164                  (1,791)
                                                               -------------------------------------------------------
Net increase in net assets resulting from operations  . .      $66,852,412          $6,157,808              $7,833,434
                                                               =======================================================

54                                      See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31,1998 (UNAUDITED)
AND THE YEAR ENDED JUNE 30,1998

                                                          FRANKLIN CALIFORNIA INSURED   FRANKLIN CALIFORNIA INTERMEDIATE-
                                                            TAX-FREE INCOME FUND             TERM TAX-FREE INCOME FUND
                                                    ---------------------------------  ---------------------------------
                                                    SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED      YEAR ENDED
                                                    DECEMBER 31 1998    JUNE 30,1998    DECEMBER 31 1998    JUNE 30,1998
                                                    --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income  . . . . . . . . . .  .    $   44,857,879    $   88,166,346        $  3,873,644    $  6,297,937
  Net realized gain from investments  . . . . .         2,238,003        14,517,284              55,067         373,164
  Net unrealized appreciation on investments  .        19,756,530        35,549,088           2,229,097       2,945,640
                                                   --------------------------------------------------------------------
      Net increase in net assets
       resulting from operations   . . . . .  .        66,852,412       138,232,718           6,157,808       9,616,741
Distributions to shareholders from:
 Net investment income:
  Class I  . . . . . . . . . . . . . . . . .  .       (43,861,743)      (86,044,321)         (3,959,794)     (6,184,726)
  Class II  . . . . . . . . . . . . . . . . . .        (1,360,469)       (2,012,482)                 --              --
 In excess of net investment income:
  Class I  . . . . . . . . . . . . . . . . . ..        (1,148,020)               --                  --              --
  Class II  . . . . . . . . . . . . . . . . . .           (35,608)               --                  --              --
 Net realized gains:
  Class I  . . . . . . . . . . . . . . . . .  .        (9,565,776)      (15,480,792)                 --              --
  Class II  . . . . . . . . . . . . . . . . . .          (360,118)         (397,099)                 --              --
                                                   --------------------------------------------------------------------
Total distributions to shareholders  . . . .  .       (56,331,734)     (103,934,694)         (3,959,794)     (6,184,726)
Capital share transactions:(Note 2)
 Class I  . . . . . . . . . . . . . . . . . . .        71,942,759        48,438,350          29,124,214      34,565,606
 Class II  . . . . . . . . . . . . . . . . .  .        13,957,715        19,682,305                  --            --
                                                   --------------------------------------------------------------------
Total capital share transactions  . . . . . . .        85,900,474        68,120,655          29,124,214      34,565,606
      Net increase in net assets  . . . . . . .        96,421,152       102,418,679          31,322,228      37,997,621
Net assets:
 Beginning of period  . . . . . . . . . . . . .     1,772,860,470     1,670,441,791         155,663,559     117,665,938
                                                   --------------------------------------------------------------------
 End of period   . . . . . . . . . . . . . .  .    $1,869,281,622    $1,772,860,470        $186,985,787    $155,663,559
                                                   --------------------------------------------------------------------
Undistributed net investment income
(accumulated distributions in excess of net
investment income) included in net assets:
  End of period  . . . . . . . . . . . . . .  .    $   (1,183,628)   $      364,333        $    307,249    $   393,399
                                                   --------------------------------------------------------------------


See notes to financial statements.                                            55

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED DECEMBER 31,1998 (UNAUDITED)
AND THE YEAR ENDED JUNE 30,1998

                                                                                                       FRANKLIN CALIFORNIA
                                                                                                      TAX-EXEMPT MONEY FUND
                                                                                                --------------------------------
                                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                                DECEMBER 31 1998    JUNE 30,1998
                                                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .  $  7,835,225      $ 18,633,658
  Net realized loss from investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  .        (1,791)           (2,802)
                                                                                                ------------------------------
      Net increase in net assets resulting from operations  . . . . . . . . . . . . . . . .  .     7,833,434        18,630,856
Distributions to shareholders from net investment income   . . . . . . . . . . . . . . . .  ..    (7,833,434)*     (18,630,856)*
 Capital share transactions (Note 2)  . . . . . . . . . . . . . . . . . . . . . . . . . . .  .   (23,688,476)       16,933,993
                                                                                                ------------------------------
      Net increase (decrease) in net assets  . . . . . . . . . . . . . . . . . . . . . . . . .   (23,688,476)       16,933,993
Net assets:(there is no undistributed net investment income at beginning or end of period)
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .   656,724,566       639,790,573
                                                                                                ------------------------------
 End of period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .  $633,036,090      $656,724,566
                                                                                                ------------------------------


* Distributions were decreased by net realized losses from security transactions of $1,791 for the six months ended December 31,1998 and $2,802 for the year ended June 30,1998.

56                                      See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund. The Funds' investment objectives are to provide tax-free income. The Franklin California Tax-Exempt Money Fund also seeks to provide a high level of current income consistent with preservation of capital.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Franklin California Tax-Exempt Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Franklin California Insured Tax-Free Income Fund.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (Unaudited) (Continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. INSURANCE:

The scheduled payments of interest and principal for each long-term municipal security in the Franklin California Insured Tax-Free Income Fund is insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

During the period ended December 31, 1998 the Trust offered Class I shares and the California Insured Tax-Free Income Fund also offered Class II shares. Effective January 1, 1999, Class I and Class II were renamed Class A and C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                                                                       FRANKLIN
                                                               FRANKLIN CALIFORNIA      FRANKLIN CALIFORNIA            CALIFORNIA
                                                                INSURED TAX-FREE          INTERMEDIATE-TERM            TAX-EXEMPT
                                                                  INCOME FUND           TAX-FREE INCOME FUND           MONEY FUND
                                                          -----------------------------------------------------------------------
                                                             SHARES        AMOUNT       SHARES        AMOUNT            AMOUNT
                                                          -----------------------------------------------------------------------
CLASS I SHARES:
Six months ended December 31, 1998
 Shares sold  . . . . . . . . . . . . . . . . . . . . .    14,521,828   $182,911,910   4,332,776    $49,236,199     $463,863,060
 Shares issued in reinvestment of distributions  . . ..     1,958,985     24,619,542     213,609      2,428,020        7,889,930
 Shares redeemed  . . . . . . . . . . . . . . . . . . .   (10,760,895)  (135,588,693) (1,985,293)   (22,540,005)    (495,441,466)
                                                          -----------------------------------------------------------------------
 Net increase (decrease)  . . . . . . . . . . . . . . .     5,719,918   $ 71,942,759   2,561,092    $29,124,214     $(23,688,476)
                                                          =======================================================================
Year ended June 30, 1998
 Shares sold  . . . . . . . . . . . . . . . . . . . . .    22,389,869   $278,357,073   6,049,630    $67,642,009     $990,707,295
 Shares issued in reinvestment of distributions  . . ..     3,656,134     45,526,852     336,167      3,758,425       18,601,299
 Shares redeemed  . . . . . . . . . . . . . . . . . . .   (22,146,051)  (275,445,575) (3,299,944)   (36,834,828)     (992,374,601)
                                                          -----------------------------------------------------------------------
 Net increase   . . . . . . . . . . . . . . . . . . . .     3,899,952   $ 48,438,350   3,085,853    $34,565,606     $  16,933,993
                                                          =======================================================================

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (Unaudited) (Continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN CALIFORNIA
                                                              INSURED TAX-FREE
                                                                 INCOME FUND
                                                            ----------------------
                                                            SHARES          AMOUNT
                                                            ----------------------
Class II Shares:
Six months ended December 31, 1998
 Shares sold  . . . . . . . . . . . . . . . . . . . . .    1,353,028      $17,146,271
 Shares issued in reinvestment of distributions  . . ..       97,453        1,232,501
 Shares redeemed  . . . . . . . . . . . . . . . . . . .     (348,768)      (4,421,057)
                                                           --------------------------
 Net increase   . . . . . . . . . . . . . . . . . . . .    1,101,713      $13,957,715
                                                           ==========================
Year ended June 30, 1998
 Shares sold . . . . . . . . . . . . . . . . . . . . ..    2,210,276      $27,644,046
 Shares issued in reinvestment of distributions  . .  .      133,327        1,670,244
 Shares redeemed  . . . . . . . . . . . . . . . . . . .     (769,144)      (9,631,985)
                                                           --------------------------
 Net increase   . . . . . . . . . . . . . . . . . . . .    1,574,459      $19,682,305
                                                          ===========================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent and administrative manager, respectively.

The Franklin California Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each Fund, and the Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

         ANNUALIZED
          FEE RATE    NET ASSETS
          -----------------------------------------------------------

          .625%    First $100 million
          .50%     Over $100 million, up to and including $250 million
          .45%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin California Intermediate-Term Tax-Free Income Fund, as noted in the Statement of Operations.

The Franklin California Intermediate-Term Tax-Free Income Fund reimburses Distributors up to .10% per year of its average daily net assets, and the Franklin California Insured Tax-Free Income Fund reimburses Distributors up to
 .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (Unaudited) (Continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                              FRANKLIN        FRANKLIN
                                             CALIFORNIA      CALIFORNIA
                                              INSURED      INTERMEDIATE-
                                              TAX-FREE     TERM TAX-FREE
                                            INCOME FUND    INCOME FUND
                                            ----------------------------
        Net commissions paid  . . . . . .     $243,131       $50,350
        Contingent deferred sales charges .   $ 36,773       $   405


4. INCOME TAXES

At June 30, 1998, the Franklin California Intermediate-Term Tax-Free Income and the Franklin California Tax-Exempt Money Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                           FRANKLIN
                                          CALIFORNIA       FRANKLIN
                                        INTERMEDIATE-     CALIFORNIA
                                        TERM TAX-FREE     TAX-EXEMPT
                                         INCOME FUND      MONEY FUND
                                        ----------------------------
        Capital Loss carryovers
         expiring in:
           2003  . . . . . . . .         $195,646         $14,563
           2005  . . . . . . . .               --           1,444
           2006  . . . . . . . .               --           9,957
                                         ------------------------
                                         $195,646         $25,964
                                         ========================

At June 30, 1998, the Franklin California Tax-Exempt Money Fund had deferred capital losses occurring subsequent to October 31, 1997 of $2,802. For tax purposes, such losses will be reflected in the year ending June 30, 1999.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

At December 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                             FRANKLIN
                                           FRANKLIN         CALIFORNIA
                                          CALIFORNIA       INTERMEDIATE-
                                       INSURED TAX-FREE    TERM TAX-FREE
                                         INCOME FUND        INCOME FUND
                                       ---------------------------------
        Investments at cost  . . . .   $1,725,536,558     $180,232,814
                                       ===============================
        Unrealized appreciation  . .   $  126,726,417     $  8,400,032
        Unrealized depreciation  . .          (79,848)         (31,832)
                                       -------------------------------
        Net unrealized appreciation       126,646,569     $  8,368,200
                                       ===============================

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (Unaudited) (Continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1998, was as follows:

                                              FRANKLIN        FRANKLIN
                                             CALIFORNIA       CALIFORNIA
                                              INSURED        INTERMEDIATE-
                                              TAX-FREE      TERM TAX-FREE
                                            INCOME FUND      INCOME FUND
                                            ----------------------------
        Purchases   . . . . . . . . . .     $196,452,119     $26,535,562
        Sales  . . . . . . . . . . . ..     $ 81,935,791     $ 2,822,252


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the state of California. Such concentration may subject the Funds more significantly to economic changes occurring within that state.

                      This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.